                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    Advanced Technology Laboratories, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

LOGO

Advanced Technology Laboratories, Inc.
22100 Bothell-Everett Highway
P.O. Box 3003
Bothell, WA 98041-3003

April 1, 1996

Dear Shareholder:

  You are cordially invited to attend the 1996 Annual General Meeting of Shareholders of Advanced Technology Laboratories, Inc., at 9:30 a.m. on Wednesday, May 8, 1996, at the Four Seasons Olympic Hotel, 411 University Street, Seattle, Washington 98101.

  At the Annual General Meeting, shareholders will be asked to elect directors to the Board of Directors, to consider and vote upon proposed amendments to the Company's shareholder approved stock option plans, and to ratify the appointment of KPMG Peat Marwick as independent auditors for the Company for 1996.

  The Notice of Meeting and Proxy Statement on the following pages describe in detail the matters to be presented at the meeting.

  Whether or not you plan to attend the meeting, we hope you will have your stock represented by signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy. You may, of course, attend the Annual General Meeting and vote in person even if you have previously returned your proxy card.

                                          Sincerely,

                                          /s/ Dennis C. Fill

                                          Dennis C. Fill
                                          Chairman and
                                          Chief Executive Officer


                                   IMPORTANT

   A Proxy Statement and proxy card are enclosed. All shareholders are urged to complete and mail the proxy promptly. The enclosed envelope for return of the proxy card requires no postage. Any shareholder attending the meeting may personally vote on all matters which are considered, in which event the signed proxy is revoked.

                   IT IS IMPORTANT THAT YOUR STOCK BE VOTED.

LOGO [Advanced Technology Laboratories, Inc.]


               NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

                                  MAY 8, 1996

To our Shareholders:

  The Annual General Meeting of Shareholders of Advanced Technology Laboratories, Inc. will be held at 9:30 a.m. on Wednesday, May 8, 1996, at the Four Seasons Olympic Hotel, 411 University Street, Seattle, Washington 98101, for the following purposes:

  1. To elect seven Directors to hold office until the next Annual General Meeting of Shareholders and until their respective successors are elected and qualified;

  2. To consider and vote upon a proposal to increase the shares of ATL Common Stock available for issuance under the Amended 1992 Option, Stock Appreciation Right, Restricted Stock, Stock Grant and Performance Unit Plan;

  3. To consider and vote upon a proposal to increase the shares of ATL Common Stock available for issuance under the Amended Nonemployee Director Stock Option Plan;

  4. To ratify the appointment of KPMG Peat Marwick, LLP as its independent auditors for 1996; and

  5. To transact such other business as may properly come before the meeting.

  The Board of Directors has fixed March 18, 1996 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual General Meeting or any adjournment thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting.

  ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION. SHAREHOLDERS ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY SENT IN A PROXY.

                                          By Order of the Board of Directors


                                          /s/ W. Brinton Yorks, Jr.

                                          W. Brinton Yorks, Jr.
                                          Secretary

Bothell, Washington
April 1, 1996

                                PROXY STATEMENT

                    ADVANCED TECHNOLOGY LABORATORIES, INC.
                    ANNUAL GENERAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 8, 1996

GENERAL

  The enclosed proxy is solicited by the Board of Directors of Advanced Technology Laboratories, Inc. ("ATL" or the "Company"), for use at the Annual General Meeting of Shareholders (the "Annual Meeting") to be held at 9:30 a.m. on Wednesday, May 8, 1996, at the Four Seasons Olympic Hotel, 411 University Street, Seattle, Washington 98101, and at any adjournment thereof.

  The address of the principal executive offices of ATL is 22100 Bothell Everett Highway, P.O. Box 3003, Bothell, WA 98041-3003.

  This Proxy Statement and the accompanying proxy card are being mailed to ATL shareholders on or about April 1, 1996.

OUTSTANDING SECURITIES AND VOTING RIGHTS

  Only holders of record of ATL's common stock, par value $0.01 per share (the "Common Stock"), at the close of business on March 18, 1996, will be entitled to vote at the Annual Meeting. On that date, the Company had outstanding 13,882,178 shares of Common Stock, which had a closing price of $26.50 as reported on the Nasdaq Stock Market. Each share of Common Stock is entitled to one vote at the Annual Meeting. The presence in person or by proxy of the holders of record of one-third of the outstanding shares of Common Stock issued and outstanding and entitled to vote is required to constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

  Under Washington law and the Company's Articles of Incorporation, if a quorum is present at the meeting: (i) the seven nominees for election to the Board of Directors who receive the largest number of votes cast for the election of Directors by the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected Directors, and (ii) each of the other matters listed in the accompanying Notice of Annual General Meeting of Shareholders must be approved by the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote at the Annual Meeting. Abstention and broker nonvotes will have no effect on the election of Directors. Abstention from voting will have the practical effect of voting against any of the other matters since it is one less vote for approval. Broker nonvotes on one or more matters will have no impact on such matters since they are not considered "shares present" for voting purposes.

PROXY VOTING

  Shares for which proxies are properly executed and returned will be voted at the meeting in accordance with the directions noted thereon, and in the absence of directions to the contrary, such shares will be voted: "FOR" the election of the nominees for the Board of Directors named in the following pages, "FOR" the proposal to amend the Amended 1992 Option, Stock Appreciation Right, Restricted Stock, Stock Grant and Performance Unit Plan (the "1992 Plan"), "FOR" the proposal to amend the Amended Nonemployee Director Stock Option Plan (the "Director Plan") and "FOR" the ratification of the appointment of KPMG Peat Marwick as independent auditors for the Company for 1996. It is not expected that any matters other than those referred to in the Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to such matters. The grant of a proxy will also confer discretionary authority on the persons named in the proxy to vote on matters incident to the conduct of the Annual Meeting.

REVOCATION

  Any shareholder giving a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and electing to vote in person.

PROPOSAL 1: ELECTION OF DIRECTORS

  In accordance with the Bylaws of the Company, the Board of Directors has fixed the number of Directors constituting the Board at seven, each to hold office for a term of one year and until his successor shall have been elected and qualified. Kirby L. Cramer, Harvey Feigenbaum, Dennis C. Fill, Eugene A. Larson, John R. Miller, Phillip M. Nudelman, and Harry Woolf have been nominated for election to the Board of Directors for 1996. It is intended that votes will be cast pursuant to the accompanying proxy for the election of these nominees, each of whom is at present a Director of the Company, unless contrary instructions are received. If any nominee should become unavailable for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board. The Board has no reason to believe that the nominees named will be unable to serve if elected.

  Biographical information regarding each of the nominees for the Board of Directors is set forth below:

  KIRBY L. CRAMER. Mr. Cramer (age 59) has served as a Director since February 26, 1993. Mr. Cramer serves as Chairman of the Compensation Committee and is a member of the Audit Committee. Mr. Cramer is the Chairman Emeritus of Hazleton Laboratories Corporation, a contract biological and chemical research laboratory, which was acquired by Corning Incorporated in 1987. He is Chairman of the Board of Northwestern Trust Company and also President of Keystone Capital Company, an investment company. Mr. Cramer received his Bachelor of Arts degree from Northwestern University and Master of Business Administration degree from the University of Washington and is a graduate of the Harvard Business School's Advanced Management Program. In 1988, he received an honorary Doctor of Laws degree from James Madison University. Mr. Cramer is a member of the University of Washington Foundation and also is Chairman of the Advisory Board of the University of Washington School of Business Administration. He is the past President and Trustee Emeritus of the Darden School Foundation of the University of Virginia. Mr. Cramer is a member of the boards of directors of Northwestern Trust Company, Immunex Corporation, Unilab Corporation, The Commerce Bank of Washington, N.A., Landec Corporation, Applied Bioscience International and International Technology Corp.

  HARVEY FEIGENBAUM, M.D. Dr. Feigenbaum (age 62) has served as a Director since January 2, 1987. He is Chairman of the Audit Committee and is a member ATL's Scientific Advisory Board. Dr. Feigenbaum has been a Distinguished Professor of Medicine at the Indiana University Medical Center since 1980, joining its faculty in 1962. He was elected to Phi Beta Kappa and received a Bachelor's degree summa cum laude from Indiana University in 1955, an M.D. from the Indiana School of Medicine in 1958, and his Cardiovascular Subspecialty, American Board of Internal Medicine in 1969. Dr. Feigenbaum is a fellow of the American College of Physicians, the American College of Cardiology, the Council on Clinical Cardiology of the American Heart Association and the American Institute of Ultrasound in Medicine, as well as a member of the Editorial Boards of the American Heart Journal, the American Journal of Cardiology and the journal Circulation. He is the editor of the Journal of the American Society of Echocardiography. Dr. Feigenbaum is a director of Regentrief Foundation for Delivery of Healthcare and SpaceLabs Medical, Inc.

  DENNIS C. FILL. Mr. Fill (age 66) has served as a Director, Chairman of the Board and Chief Executive Officer of ATL and as a member of the Executive Committee of ATL since November 11, 1986. From 1978 through mid-December 1986, he served as a member of the board of directors of Squibb Corporation (the former parent of ATL) and as its President and Chief Operating Officer. Mr. Fill attended Ealing College, the Institute of Export and Borough Polytechnic. He also served in the Royal Air Force. Mr. Fill is a member of the boards of directors of Beckman Instruments, Inc., Morton International, Inc., SpaceLabs Medical, Inc. and Cytran, Inc.

  EUGENE A. LARSON. Mr. Larson (age 53) has served as a Director and a member of ATL's Scientific Advisory Board since December 22, 1992, as a member of the Executive Committee since May 5, 1993, and is a member of the Audit Committee. Mr. Larson previously served as a Director and President of ATL from June 1988 to January 1990. He has served as a consultant to ATL since January 1993. From January 1991 to December 1992, he served as Executive Vice President of ATL. Mr. Larson also served as a consultant to Westmark and ATL in 1987 and 1990, and as ATL's Vice President, Technology from February 1988 to June 1988. He was Professor of Entrepreneurship and Innovation, Department of Engineering, Pennsylvania State University in 1986 and 1987. Mr. Larson was founder and President of Echo Ultrasound, Inc., a manufacturer of medical ultrasound devices, which was acquired by Johnson & Johnson in 1982. Previously he was founder and President of Aerotech Laboratories, a manufacturer of industrial ultrasound electronics, which was acquired by Smith Kline & French in 1970. He has served as a director of Geisinger Medical Center and president and director of Lewistown Hospital. In 1988, he was awarded the Pioneer in Ultrasound Award by the American Institute of Ultrasound in Medicine.

  JOHN R. MILLER. Mr. Miller (age 57) has served as a Director of ATL since July 16, 1993 and is a member of the Compensation Committee. He is currently a senior advisor to Chanen, Painter & Co., Ltd., an investment bank with offices in Seattle, Washington. Mr. Miller is also a Senior Fellow of the Discovery Institute for Public Policy and Chairman of the Cascadia Project in Seattle. From 1985 to 1992, Mr. Miller served as a U.S. Congressman for the First District of Washington State. While a Member of Congress, he served on the Budget Committee and the Foreign Affairs Committee, including the Subcommittee on International Economic Policy and Trade, International Operations. Mr. Miller was a member of Phi Beta Kappa and received his Bachelor of Arts degree from Bucknell University and a Doctor of Laws degree and Master of Economics degree from Yale University Law and Graduate Schools, respectively.

  PHILLIP M. NUDELMAN, PH.D. Dr. Nudelman (age 60) has served as a Director of ATL since October 28, 1994. He has served as Chief Executive Officer and President of Group Health Cooperative of Puget Sound ("Group Health") since February 1991. Dr. Nudelman joined Group Health in 1973 as Director of Professional Services and has held positions of increasing responsibility since then. He received his Bachelor of Science degree in Microbiology, Zoology and Pharmacy from the University of Washington, and holds Master of Business Administration and Doctor of Philosophy degrees in Health Systems Management from Pacific Western University. Dr. Nudelman is a member of the American Hospital Association House of Delegates, and chaired the Governing Council for Health Care Systems. Dr. Nudelman is a member of the Boards of Directors of Cell Therapeutics, Inc., Cytran, Inc. and SpaceLabs Medical, Inc. He also serves on the boards of directors of American Healthcare Systems, Inc., the Association of Washington Business, and the Foundation for Health Care Quality.

  HARRY WOOLF, PH.D. Dr. Woolf (age 72) has served as a Director and a member of the Compensation Committee of ATL since January 2, 1987. He has also served as Chairman of ATL's Scientific Advisory Board since May 1, 1987. In 1987, Dr. Woolf completed an 11-year appointment as the director of The Institute for Advanced Study, Princeton, New Jersey, and is currently a Professor Emeritus at the Institute. Dr. Woolf received his Bachelor of Science and Master of Arts degrees from the University of Chicago and his Doctor of Philosophy degree from Cornell University. He has also received honorary doctorates from Whitman College, American University, Johns Hopkins University and St. Lawrence University. Dr. Woolf has been honored by election to the Academie Internationale d'Histoire des Sciences, American Philosophical Society, Sigma Xi, Phi Beta Kappa and American Academy of Arts and Sciences. He was a Trustee of the Rockefeller Foundation (1984-1994) and is a Trustee of Reed College. Dr. Woolf is a member of the boards of directors of Alex. Brown Mutual Funds and SpaceLabs Medical, Inc. He is also a director of the Johns Hopkins Program for International Education on Gynecology and Obstetrics, Inc., and Family Health International.

  During 1995, there were 4 meetings of the ATL Board. All incumbent Directors were in attendance at all meetings.

DIRECTOR COMPENSATION

  Directors who are employees of ATL do not receive any fee for their services as Directors. Directors who are not employees of ATL are paid an annual retainer of $25,000 and receive an additional fee of $500 for attendance at each meeting of the ATL Board plus $500 for attendance at each meeting of a committee of the ATL Board. A nonemployee Director serving as a committee chairman receives an additional $1,000 per annum.

  As approved by the shareholders on May 5, 1993 and amended by shareholders on May 10, 1995, Directors who are not employees of ATL are also eligible for a grant of stock options under the Director Plan. Each nonemployee Director automatically receives annually, on the first day of July, an option to purchase 5,000 shares of ATL Common Stock, at an exercise price equal to the fair market value on the date of grant. In 1995, Messrs. Cramer, Feigenbaum, Miller, Nudelman and Woolf were recipients of grants under the Director Plan. Dr. Feigenbaum has made arrangements for any proceeds realized from his ATL stock options to be donated to charity. All nonemployee Directors currently proposed to serve as Directors are eligible for grants in 1996. Subject to shareholder approval of the proposed amendment to the Director Plan, each nonemployee Director will receive an option to purchase 5,000 shares of ATL Common Stock each year.

  In 1995, Dr. Harvey Feigenbaum received $45,000 as a member of the Scientific Advisory Board.

  In 1995, Mr. Larson received $214,500 for consulting services to the Company, and $40,000 for his services as a member of the Scientific Advisory Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  In 1995, Dr. Harry Woolf received $50,000 in his capacity as Chairman of the Scientific Advisory Board. Dr. Woolf is a member of the Compensation Committee of the Board.

COMMITTEES OF THE ATL BOARD

  ATL has established standing committees of the ATL Board, including Audit, Compensation and Executive Committees. In addition, Directors serving on the Scientific Advisory Board participate in and direct the setting of ATL's technology strategy. The Board of Directors does not have a standing nominating committee. Each of the committees is responsible to the full ATL Board, and its activities are therefore subject to approval of the ATL Board. The functions performed by these committees can be summarized as follows:

  AUDIT COMMITTEE. The Audit Committee reviews the accounting principles, internal accounting controls, audit plan and financial results of ATL in order to safeguard ATL's assets and to provide for the reliability of its financial records. The members of this Committee are Dr. Feigenbaum (Chairman), Mr. Cramer and Dr. Nudelman. The Audit Committee met four times during 1995. All members were in attendance at all meetings.

  COMPENSATION COMMITTEE. The Compensation Committee establishes salaries, incentives and other forms of compensation for directors, officers and other executives of ATL and its subsidiaries. This Committee also administers ATL's various incentive compensation and benefit plans and recommends the establishment of policies relating to incentive compensation and benefit plans. The members of this Committee are Mr. Cramer (Chairman), Mr. Miller and Dr. Woolf. This Committee met four times during 1995. All members were in attendance at all meetings.

  EXECUTIVE COMMITTEE. The Executive Committee has authority, subject to limitations prescribed by the ATL Board, to exercise, during the intervals between meetings of the ATL Board, the powers of the full ATL Board, and is also available, on a standby basis, for use in an emergency or when scheduling makes it impractical to bring the full ATL Board together for a meeting. The members of this Committee are Mr. Fill (Chairman), Dr. Feigenbaum, Mr. Cramer and Mr. Larson. This Committee did not meet during 1995.

  Scientific Advisory Board. The Scientific Advisory Board meets with a group of senior scientists of ATL known as the Senior Technical Staff ("STS") and has the authority to control and direct ATL's technology strategy. Regular meetings of the STS are held weekly, and members of the Scientific Advisory Board attend these meetings as circumstances dictate. The members of the Scientific Advisory Board are Dr. Woolf (Chairman), Dr. Feigenbaum and Mr. Larson.

SECTION 16 REPORTING

  Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires ATL's officers and directors and persons who own more than 10% of a registered class of ATL's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commissions (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish ATL with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no forms were required for those persons, ATL believes that during calendar year 1995 all filing requirements applicable to its officers, directors and greater than 10% shareholders were in compliance, except for the following; Harvey N. Gillis, Senior Vice President and Chief Financial Officer, was late in reporting the conversion of 100 shares of Interspec, Inc. into 41 shares of ATL Common Stock, pursuant to a merger between the companies, and Richard A. Totorica, Corporate Controller, was late in reporting the grant of stock options in the amount of 2,800 shares in 1995, which reporting was due on February 14, 1996. All late disclosures have been filed by amendment.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth information as of March 1, 1996 known by the Company with respect to each shareholder to be the beneficial owner of more than five percent of any class of voting securities of the Company, each Director, each Named Executive Officers as described in the Summary Compensation Table and all Directors and executive officers of the Company as a group. Each of the named persons and members of the group has sole voting and investment power with respect to the shares shown, except as stated below. As of March 1, 1996 there were 13,857,270 shares of Common Stock issued and outstanding.

                        BENEFICIAL OWNERSHIP OF SHARES

                                  AMOUNT AND
                                  NATURE OF        PERCENT
         NAME AND ADDRESS OF      BENEFICIAL         OF
          BENEFICIAL OWNER       OWNERSHIP(1)       CLASS
         -------------------     ------------      -------
      5% OWNERS
      ICM Asset Management,
      Inc......................   1,180,650(2)      8.5%
       601 W. Main Avenue,
        suite 917
       Spokane, WA 99201
      The State of Wisconsin
      Investment Board.........     907,100(3)      6.5%
       P.O. Box 7842
       Madison, WI 53707
      Wellington Management
      Company..................     731,950(4)      5.3%
       75 State Street
       Boston, MA 02109
      Trimark Investment
      Management Inc...........     659,100(5)      4.8%
       One First Canadian Place
       Suite 5600, P.O. Box 487
       Toronto, Ontario M5X 1E5
      DIRECTORS AND EXECUTIVE
       OFFICERS
      Dennis C. Fill...........     335,785(6)      2.4%
      Harvey N. Gillis.........      57,968(6)         *
      Eugene A. Larson.........      49,400            *
      Jacques Souquet..........      26,963(6)         *
      Castor F. Diaz...........      26,108(6)         *
      Donald D. Blem...........      20,547(6)         *
      Kirby L. Cramer..........      14,000            *
      Harry Woolf..............      10,000            *
      Harvey Feigenbaum........       4,463(7)         *
      John R. Miller...........       2,300            *
      Phillip M. Nudelman......         100            *
      All Directors and
       Executive Officers
       as a Group (12 Persons).     571,489(1)(6)   4.1%

--------
   *Under one percent.
(1) Includes Director and executive officer stock options exercisable within 60 days of March 1, 1996.
(2) Sole power to vote 652,760 shares and sole power to dispose of 1,180,650 shares, based upon publicly available information reported as of December 31, 1995.
(3) Sole power to vote and sole power to dispose of 907,100 shares, based upon publicly available information reported as of December 31, 1995
(4) Shared power to vote 48,650 and shared power to dispose of 731,950 shares, based upon publicly available information reported as of December 31, 1995, including 683,300 shares held through Wellington Management Company are beneficially owned by Vanguard Specialized Porfolios, Inc.--Health Care

   Portfolios ("Vanguard"), P.O. Box 2600 Valley Forge, PA 19482. Vanguard has sole power to vote and sole power to dispose of 683,300 shares.
(5) Sole power to vote and sole power to dispose of 659,100 shares, based upon publicly available information reported as of December 31, 1995.
(6) Includes shares held by the Trustee of ATL's Incentive Savings and Stock Ownership Plan (the "ISSOP/401(k)") for each such executive officer and/or Director who is a participant in the ISSOP/401(k). Does not include shares purchased by the Trustee of the ISSOP/401(k) after December 31, 1995, which shares have not yet been allocated by such trustee to each of the beneficiaries.
(7) Includes 163 shares owned by Dr. Feigenbaum's wife. Dr. Feigenbaum disclaims beneficial ownership as to all such shares.

COMPENSATION OF EXECUTIVE OFFICERS

  The following table sets forth information concerning compensation for the fiscal years 1995, 1994 and 1993 for services in all capacities to the Company and its subsidiaries by persons who, at December 31, 1995 were the Chief Executive Officer and the Company's four most highly compensated executive officers of the Company, other than the Chief Executive Officer (collectively, the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                ANNUAL             LONG TERM
                             COMPENSATION     COMPENSATION AWARDS
                           ---------------- -----------------------
                                                         NUMBER OF
                                             RESTRICTED  SECURITIES ALL OTHER
                                               STOCK     UNDERLYING  COMPEN-
 NAME AND PRINCIPAL        SALARY  BONUS(1) AWARDS(2)(3)  OPTIONS   SATION(4)
      POSITION        YEAR   ($)     ($)        ($)         (#)        ($)
 ------------------   ---- ------- -------- ------------ ---------- ---------
 Dennis C. Fill       1995 481,730 500,000          0           0     9,240
 Chairman and Chief   1994 428,746 112,000    815,130           0     8,925
 Executive Officer    1993 370,107 236,120    328,880      75,000     3,935

 Harvey N. Gillis,    1995 233,800 145,000          0           0     9,000
 Sr. Vice President
  and Chief           1994 215,096  36,000     18,880      20,000     4,245
 Financial Officer    1993 193,846  76,120     90,000      25,000     1,090

 Castor F. Diaz       1995 251,014 100,000     78,075      40,000    52,425(5)
 Sr. Vice President,  1994 187,771  25,000     12,800       8,000    77,476(6)
 Worldwide Sales and  1993 162,451  52,200     12,800      17,000    52,432(7)
 Marketing

 Donald D. Blem       1995 192,000 130,000          0      21,000     6,030
 Sr. Vice President,  1994 175,739  25,000          0       7,000         0
 Operations           1993 155,076  56,240     13,760      12,000     2,215

 Jacques Souquet      1995 185,846 130,000          0      17,000     9,240
 Sr. Vice President,
  Product             1994 165,577  25,000          0       9,000     7,500
 Generation           1993 142,500  40,080      9,920      17,000     7,125

--------
(1) Includes bonus awards earned during the fiscal year covered under the Company's Management Incentive Compensation Plan (the "MIC Plan"). See "Compensation Committee Report on Executive Compensation."
(2) Restricted stock awards generally have a vesting period of four years with 25% of the award amount vesting each year on the anniversary date of the award. The rights of a restricted shareholder include the right to receive any dividends or other distributions made or paid with respect to such shares. The amounts reported in this table represent the market value of the shares at the date of grant based upon the closing price of the Common Stock reported on the Nasdaq National Market on such date. At December 31, 1995 Messrs. Fill, Gillis, Diaz, Blem and Souquet held 68,090, 6,840, 7,150, 2,680 and 1,810 shares of restricted stock, respectively, having a market value of $1,668,205, $167,580, $103,675, $65,660 and $44,345, respectively, based upon the closing price of the Common Stock reported on the Nasdaq National Market on December 29, 1995. See description of the 1992 Plan in PROPOSAL 2.
(3) Includes bonus awards of restricted stock on February 18, 1994, which represent 20% of the cash value of an award under the MIC Plan for the fiscal year 1993. Under these MIC Plan awards, Messrs. Fill, Gillis, Diaz, Blem and Souquet received 3,680, 1,180, 800, 860, and 620 shares, respectively, having a market value of $58,880, $18,880, $12,800, $13,760 and $9,920 respectively. These restricted shares granted had a two-year vesting period with 50% of the award amount vesting each year on the anniversary date of the award.
(4) Includes employer-matching contributions made to the ISSOP/401(k) Plan.
(5) Includes $18,084 in expatriate benefits, $7,775 and $17,326 in automobile and housing allowance, respectively. In 1995 Mr. Diaz returned from overseas assignment in Germany.
(6) Includes $32,563 in expatriate benefits and $22,323 in housing allowance.
(7) Includes $31,914 in expatriate benefits and $13,869 in automobile allowance.

OPTION/SAR GRANTS

  The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 1995 to the Named Executive Officers. No SARs were granted in fiscal 1995.

                        OPTION/SAR GRANTS IN FISCAL 1995

                                                                   POTENTIAL
                                                                  REALIZABLE
                                                                   VALUE AT
                                                                ASSUMED ANNUAL
                                                                RATES OF STOCK
                                                                     PRICE
                                                                 APPRECIATION
                                                                  FOR OPTION
                       INDIVIDUAL GRANTS                          TERM(2)(3)
--------------------------------------------------------------- ---------------
                              PERCENT OF
                   NUMBER OF    TOTAL
                   SECURITIES  OPTIONS
                   UNDERLYING GRANTED TO
                    OPTIONS   EMPLOYEES
                    GRANTED   IN FISCAL   EXERCISE   EXPIRATION
NAME                 (#)(1)      YEAR    PRICE($/SH)    DATE    5% ($)  10% ($)
----               ---------- ---------- ----------- ---------- ------- -------
Dennis C. Fill....        0        0            0           0         0       0
Harvey N. Gillis..        0        0            0           0         0       0
Castor F. Diaz....   25,000      6.4%       15.63     2/17/05   245,662 622,556
                     15,000      3.9        16.75     7/28/05   159,010 400,428
Donald D. Blem....   10,000      2.6        15.63     2/17/05    98,265 249,022
                     11,000      2.8        16.75     7/28/05   115,874 293,647
Jacques Souquet...   10,000      2.6        15.63     2/17/05    98,265 249,022
                      7,000      1.8        16.75     7/28/05    73,738 186,866

--------
(1) Options granted under the 1992 Plan are granted at the fair market value on the date of grant and generally vest over four years with 25% of each grant exercisable on the successive anniversary dates of grant. Certain changes in control of ATL including certain changes in Board membership, Common Stock ownership by a single entity, merger or liquidation, can trigger accelerated vesting of stock options and rights to related payments. See description of the 1992 Plan in PROPOSAL 2.
(2) The dollar amounts under these columns are the result of calculations at assumed rates of 5% and 10% and are not intended to forecast future appreciation. No value will be realized if the stock price does not exceed the exercise price of the options.

(3) The appreciation realized by all ATL shareholders on all 13,609,731 shares of ATL Common Stock outstanding on December 31, 1995, starting from a base value of $16.71 per share, which represents the average grant price for stock options granted under the ATL Option Plan during 1995, would be $143,046,303 and $362,505,256 at assumed annual rates of stock price appreciation of 5% and 10%, respectively.

OPTION EXERCISES AND YEAR-END VALUES

  The following table sets forth certain information as of December 31, 1995, regarding options held by the Named Executive Officers. None of such individuals exercised any options during the fiscal year ended December 31, 1995.

                 AGGREGATED FISCAL 1995 YEAR-END OPTION VALUES

                              NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                             UNDERLYING UNEXERCISED    IN-THE-MONEY OPTIONS AT
                              OPTIONS AT FY-END (#)         FY-END ($)(1)
                            ------------------------- -------------------------
    NAME                    EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
    ----                    ----------- ------------- ----------- -------------
Dennis C. Fill.............   193,750      56,250      1,865,991     414,843
Harvey N. Gillis...........    36,250      33,750        304,843     283,281
Castor F. Diaz.............    17,250      56,750        141,363     489,906
Donald D. Blem.............    15,250      34,750        125,125     296,125
Jacques Souquet............    16,000      34,000        131,468     291,906

--------
(1) This amount is the aggregate number of the outstanding options multiplied by the difference between the closing price of the ATL Common Stock as reported on the Nasdaq National Market on December 29, 1995, minus the exercise price of such options.

LONG-TERM INCENTIVE AWARDS

  The following table sets forth certain information regarding the Company's Long-Term Incentive Plan awards granted in fiscal year 1995 to the Named Executive Officers.

             LONG-TERM INCENTIVE PLAN--AWARDS IN LAST FISCAL YEAR

                                          PERFORMANCE  ESTIMATED FUTURE PAYOUTS
                                           OR OTHER   UNDER NON-STOCK PRICE-BASED
                                            PERIOD          PLANS(1)(2)(3)
                            NUMBER OF        UNTIL    ---------------------------
                         SHARES, UNITS OR MATURATION  THRESHOLD  TARGET  MAXIMUM
    NAME                 OTHER RIGHTS (#)  OR PAYOUT  ($ OR #)  ($ OR #) ($ OR #)
    ----                 ---------------- ----------- --------- -------- --------
Dennis C. Fill..........        --         1995-1997       0    $252,908 $505,817
Harvey N. Gillis........        --         1995-1997       0    $ 98,196 $196,392
Castor F. Diaz..........        --         1995-1997       0    $105,426 $210,852
                         20,000 units (4)  1995-1997
Donald D. Blem..........        --         1995-1997       0    $ 80,640 $161,280
Jacques Souquet.........        --         1995-1997       0    $ 78,055 $156,111

--------
(1) Similar awards granted in 1993 did not have value at maturity on December 31, 1995. It is unlikely that the 1994 awards will have value at maturity on December 31, 1996.
(2) No payouts will be made prior to the end of the maturation period on December 31, 1997.
(3) Awards, which are payable in cash, are determined as a percentage (0% to 105%) of a recipient's base salary. In 1995, the base salaries of Messrs. Fill, Gillis, Diaz, Blem and Souquet were $481,730, $233,800, $251,014, $192,000 and $185,846, respectively. See "Compensation Committee Report on Executive Compensation."
(4) Mr. Diaz earned performance unit incentives during 1995 which will mature on January 1, 1998 at which time each unit will have a cash value equal to the market price of one share of ATL Common Stock on that date. See "Compensation Committee Report on Executive Compensation."

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  Compensation Policies. The Compensation Committee has developed and directs a comprehensive program of compensation policies that aligns the compensation of all employees, including senior management, in accordance with goals and objectives that are consistent with ATL's business strategies. These business strategies are designed to enhance business financial performance and customer satisfaction and are thereby aligned with the overall corporate objective of enhancing shareholder value. ATL's compensation policies are designed to attract and retain key employees, including executive officers, in competition with other high-technology companies that endeavor to attract such employees

  The Compensation Committee is advised by an outside compensation consultant on all aspects of compensation, including base salaries, bonus awards and incentives, including restricted stock, stock options and long-term incentive awards. Incentive awards payable to those engaged in sales activities are based upon performance as measured by objective standards, and are set by the Company's sales organization.

  Compensation Programs. The Compensation Committee and ATL's shareholders have adopted incentive programs that reach all areas of ATL. Under the 1992 Plan (see PROPOSAL 2) and the Management Incentive Compensation Plan (the "MIC Plan"), awards may be granted to any officer or manager of ATL in the form of stock options, stock appreciation rights ("SARs"), restricted stock, grants of stock, performance units, and cash bonuses. Under the Nonofficer Employee Stock Option Plan (the "NOE Plan"), stock option awards may be made to any employee who is not an officer of the Company. Under the Long Term Incentive Plan, designated employees of ATL may earn incentive awards over a period of years which are premised on objective measures of company performance. The Compensation Committee has adopted a Profit Sharing Plan in which all employees not participating in the Long Term Incentive Plan are eligible for cash bonuses based upon their base salaries and paid from an award pool established by objective criteria of return on sales. All awards to executive officers under the above plans must be reviewed and approved by the Compensation Committee. In addition, all employees are eligible to participate in the Incentive Savings and Stock Ownership Plan following the initial year of employment with ATL.

  Compensation of Executive Officers. The total compensation program for executive officers in 1995, including the Chief Executive Officer, was balanced among base salary, an annual bonus, long term incentives, restricted stock and stock option grants vesting over a four-year period. The Compensation Committee considered the reports and advice of outside consultants in the area of executive compensation in determining each element of compensation and each individual's total incentive compensation.

  Salaries. The Compensation Committee utilizes an executive salary structure recommended to the Company by an outside compensation consulting firm and based upon the 1993 Radford Associates Management Total Compensation Report. Salary ranges were based upon the 50th and 75th percentile data for comparable positions in high technology companies comparable to ATL. In 1995 the Compensation Committee adjusted the salaries of nine executive officers in line with this structure.

  Bonuses. Traditionally, a portion of ATL's total compensation is paid in the form of bonuses. Annual bonuses for all managers, including executive officers, may be awarded by the Compensation Committee from an award pool established under the MIC Plan. The size of the award pool is based on ATL's corporate performance measured by quantified factors of revenue and earnings, and by strategic factors aligned with ATL's business plan for the year. Individual bonus awards were made by the Compensation Committee in consideration of a recipient's managerial level and the recipient's individual performance as measured by the corporate objectives set for the recipient, and the effectiveness of the recipient in achieving those objectives.

  Bonuses awarded to executive officers for 1995 were determined in accordance with the criteria of the MIC Plan award pool described above. In 1995 the size of the award pool was determined by the measure of achievement of ten Company priorities which the Board had established for 1995, and five additional developments which were not foreseen at the beginning of the year.

  Equity Awards. From time to time the Compensation Committee grants awards of restricted stock and stock options under the 1992 Plan and the NOE Plan. The objectives of these grants are to recognize, reward and retain individuals in key positions who have exhibited high performance and have high potential for advancement with ATL. Every recommendation for an award is individually brought before the Compensation Committee by management. In 1995 the Compensation Committee focused its attention on the award of stock options to key employees below the executive officer level and granted stock option awards to 88 non-officer employees of the Company. The Compensation Committee also allocated a number of restricted stock and stock option incentives for award to employees of the Company's Interspec division who were relocating to other units of the Company. This program resulted in the award of stock options and restricted shares to 23 relocating Interspec employees.

  In 1995 there were no equity awards to executive officers as a group. During the year the Compensation Committee granted selected stock option awards to bring uniformity to the level of incentives which may be earned by all senior vice presidents. Other selected equity awards made in 1995 reflected the promotion or individual achievements of specific individuals. All equity awards vest in equal annual installments over a four-year period beginning one year after the grant date. In February, 1995 Mr. Diaz was promoted to the position of Senior Vice President of Sales and Marketing, and in recognition thereof was awarded restricted stock, stock options, and a grant of performance units. The performance units vest after a period of three years, at which time they will have a value based upon the value of ATL stock at that time and the achievement of certain key Company objectives.

  Other than the award to Mr. Diaz, there are at present no awards or contracts outstanding for SARs or performance unit awards under the 1992 Plan. In 1995, as in previous years, the only stock grants awarded by the Compensation Committee were in recognition of achievements by the Company's sales representatives and senior scientists.

  Long-Term Incentive Awards. The Compensation Committee set the terms of performance incentives for certain executive officers under the Long Term Incentive Plan in 1995. These incentives are to be earned over a three-year term as determined by predetermined objective criteria of corporate performance and will not mature until the end of 1997, at which time they may or may not have value. The long-term incentive for each recipient is premised on a fraction of the recipient's base salary and is limited to a maximum percentage of salary. Similar incentives from 1993 had no value at maturity at the end of 1995 and incentives awarded in 1994 are not expected to have value when they mature at the end of the three year award cycle.

  Compensation of the Chief Executive Officer. Mr. Fill received no restricted stock or stock option awards in 1995. In May, 1995 the Compensation Committee set Mr. Fill's salary at $500,000 in consideration of the improvement of the Company's profitability, the progress made in the introduction of new products, and the consolidation of the Company's operations. Mr. Fill received a 1995 bonus of $500,000 in consideration of the significant improvement in the Company's earnings, the strengthened balance sheet of the Company, the Company's record revenues for the year, the alliance reached with Hitachi Medical Corporation, the Food and Drug Administration advisory panel recommendation of the Company's new clinical indication for breast ultrasound, and the completion of the consolidation of the Company's Ambler, Pennsylvania operations.

Compensation Committee

Mr. Kirby L. Cramer, Chairman
Dr. Harry Woolf
Mr. John R. Miller

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

  The graph set forth below represents the five-year cumulative total return on shares of ATL Common Stock, the S&P 500 Stock Index, and a Peer Group Industry Index resulting from an initial assumed investment of $100 in each. The Peer Group Industry Index is a representative grouping of 85 companies from SIC Code 3845-Electromedical & Electrotherapeutic Apparatus*-which had five years of reportable stock performance and includes the reinvestment of both cash and stock dividends. The graph has been prepared by an outside consulting firm to ATL. The ATL cumulative return is computed as required by the rules of the SEC to comprise the cumulative total return on Westmark common stock (including both SpaceLabs Medical, Inc. and ATL subsidiaries) prior to June 29, 1992, and to thereafter comprise the cumulative return of shares of ATL Common Stock with a dividend reinvestment of the 1992 Distribution. By reason of this computation, the separate value of shares of ATL Common Stock on a stand-alone basis cannot be distinguished in the graph.

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
  ADVANCED TECHNOLOGY LABORATORIES, INC., S&P 500 STOCK INDEX AND PEER GROUP
                                INDUSTRY INDEX*

                             [GRAPH APPEARS HERE]

Measurement Period           ADVANCED TECHNOLOGY       S&P
(Fiscal Year Covered)        LABORATORIES, INC.        500 INDEX    PEER GROUP
-------------------          -------------------       ---------    ----------
Measurement Pt-
12/31/90                     $100                      $100         $100
FYE 12/31/91                 $216.33                   $130.48      $191.66
FYE 12/31/92                 $141.44                   $140.46      $171.51
FYE 12/31/93                 $135.38                   $154.62      $148.76
FYE 12/31/94                 $149.53                   $156.66      $164.71
FYE 12/31/95                 $198.02                   $215.54      $289.57

  *A list of the component companies in this Industry Index will be provided, at no charge to shareholders, upon request.

Retirement Plan

  The following tabulation shows the estimated annual benefits of an employee, assuming annual benefits to an employee for retirement on January 1, 1996 at age 65 after selected periods of service under the ATL Retirement Plan (the "Retirement Plan"), and including amounts to be paid pursuant to the ATL Supplemental Benefit Plan (the "Supplemental Plan"), if applicable.

                                ANNUAL RETIREMENT BENEFIT FOR CREDITABLE SERVICE
 AVERAGE                        ------------------------------------------------
 ANNUAL                                            15      20      25      30
 ARNINGSE                       5 YEARS 10 YEARS  YEARS   YEARS   YEARS   YEARS
--------                        ------- -------- ------- ------- ------- -------
 $100,000......................  5,000   10,000   15,000  20,000  25,000  30,000
  200,000...................... 10,000   20,000   30,000  40,000  50,000  60,000
  300,000...................... 15,000   30,000   45,000  60,000  75,000  90,000
  400,000...................... 20,000   40,000   60,000  80,000 100,000 120,000
  500,000...................... 25,000   50,000   75,000 100,000 125,000 150,000
  600,000...................... 30,000   60,000   90,000 120,000 150,000 180,000
  700,000...................... 35,000   70,000  105,000 140,000 175,000 210,000
  800,000...................... 40,000   80,000  120,000 160,000 200,000 240,000

  The Retirement Plan was amended effective January 1, 1995, and provides that upon retirement a participant will receive a monthly benefit equal to the greater of (i) 1.0% of the participant's final average monthly earnings (earnings as defined in the Retirement Plan) multiplied by the participant's years of credited service earned before December 31, 1993 plus 1% of participant's final average monthly earnings taking into account all periods multiplied by credited service earned after December 31, 1993, or (ii) 1.0% of participant's final average monthly earnings multiplied by the participant's years of credited service, with the Company and its subsidiaries. The executive officers participate in the same manner as other eligible employees in the Retirement Plan, which pays to vested employees the estimated maximum annual retirement benefits at age 65. A participant is vested upon the completion of five years of service. Benefits are also provided to a participant's surviving spouse in the event of the participant's death prior to retirement.

  Amounts shown in the above table will be reduced by the actuarial equivalent value of amounts distributed from the Discretionary Contribution Plan, which was terminated in 1989, but in no event will they be less than zero. Retirement benefits are not offset for Social Security benefits. The Employee Retirement Income Security Act of 1974, the Tax Equity and Fiscal Responsibility Act of 1982 and the Tax Reform Act of 1986 (the "Code") generally limit the amount of annual pension which may be paid from a federal income tax qualified plan to varying amounts (currently $120,000) and the annual earnings which may be taken into account for purposes of calculation of benefits under a federal income tax qualified plan (currently $150,000). The actual amounts paid under the Retirement Plan will be limited to comply with such legislation.

  As of December 31, 1995 the number of years of credited service under the Retirement Plan for Messrs. Fill, Gillis, Diaz, Souquet and Blem were approximately 9, 3, 8, 6 and 7, respectively. The 1995 earnings for purposes of calculation of benefits under this Retirement Plan for Messrs. Fill, Gillis, Diaz, Souquet and Blem are $593,730, $269,800, $178,261, $210,846 and
$217,000, respectively. Subject to the limitations imposed by the Code, as stated above, 1995 annual earnings in excess of $150,000 shall be disregarded.

  The Supplemental Plan is an unfunded plan, not qualified for Federal income tax purposes, which covers any employee whose benefit under the Retirement Plan is limited by certain provisions of the Code. Based on earnings as defined in the Retirement Plan, Messrs. Fill, Gillis, Diaz, Souquet, and Blem would be eligible for benefits under the Supplemental Plan.

EMPLOYMENT AGREEMENTS

  Messrs. Fill and Gillis have each entered into a Change in Control Employment Agreement with ATL that provides for continued employment terms equivalent to those immediately prior to a Change of Control (as defined in the 1992 Plan) for the three years following a Change of Control. A lump-sum payment equal to three years of salary and bonus is immediately triggered if, following a Change of Control, employment is terminated by (i) the employee for "good cause" or during the 30-day window period one year after the Change of Control or (ii) the employer "without cause." A Change of Control, with or without termination of employment, also triggers an acceleration of vesting of restricted stock and stock options and payment of the "spread" between the exercise price of options and the fair market value of the underlying ATL Common Stock. In 1994 the Compensation Committee amended Mr. Fill's Change in Control Employment Agreement to continue his services with the Company beyond age 65. Upon his retirement an award of 50,000 shares of restricted stock to Mr. Fill will vest, his life insurance coverage will continue, and he will consult for the Company for an additional five years.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  See also "Director Compensation" and "Compensation Committee Interlocks And Insider Participation."

PROPOSAL 2: AMENDMENT OF THE 1992 OPTION, STOCK APPRECIATION RIGHT,
            RESTRICTED STOCK, STOCK GRANT AND PERFORMANCE UNIT PLAN

  General. The Board of Directors has adopted the Amended 1992 Option, Stock Appreciation Right, Restricted Stock, Stock Grant and Performance Unit Plan (the "1992 Plan"), which was approved by the shareholders of the Company on May 18, 1992 and amended in 1994. Under the 1992 Plan, the Company is presently authorized to issue 2,150,000 shares of Common Stock pursuant to awards of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, stock grants and performance units, of which up to an aggregate of 550,000 shares may be issued as restricted stock awards and stock grants. Of this authorization, only 21,514 shares were available as of February 28, 1996 for future awards under the 1992 Plan.

  Proposed Amendment. The Board of Directors approved a proposed amendment to the 1992 Plan on February 22, 1996. The Shareholders will be asked at the Annual Meeting to consider and approve this amendment to the 1992 Plan to reserve an additional 550,000 shares of Common Stock for issuance pursuant to awards granted under the 1992 Plan, of which not more than 150,000 may be issued as restricted stock or stock grant awards. The Board of Directors believes that the proposed amendment to the 1992 Plan is necessary to attract and retain the services of experienced and knowledgeable employees in a competitive high technology industry where the Company's competitors are able to attract and retain highly qualified employees as a result, in part, of their various stock option and equity participation plans. In making this recommendation the Board is mindful of the fact that a large, multinational corporation has recently located its ultrasound division less than 12 miles from ATL's headquarters. It is important for the Company to be able to provide continued incentives to its key employees to retain those who are a critical resource of the Company and to be able to attract new talent for new markets and products.

  Description of the 1992 Plan. There are reserved for issuance upon the exercise of options, for the issuance of restricted stock and stock grant awards and for issuance upon the payment of performance units and stock appreciation rights under the 1992 Plan 2,150,000 shares of Common Stock, of which no more than 550,000 shares may be issued as restricted stock awards and stock grants under the Plan. The proposed amendment to the 1992 Plan would increase the number of shares available under the Amended and Restated Plan to 2,700,000, of which the number of shares available for restricted stock and stock grant awards will be 700,000 shares.

  Eligibility to Receive Awards. Employees, consultants and independent contractors of ATL selected by the Company's Compensation Committee are eligible to receive awards of options, stock appreciation rights, restricted stock grants and/or performance units under the 1992 Plan. In accordance with a Plan amendment approved by the Shareholders in 1994 to comply with Section 162(m) of the Code the maximum number of shares of Common Stock to which an option or options or stock appreciation rights may be granted to any eligible employee in any one fiscal year of the Company shall not exceed ten percent of the aggregate number of shares of Common Stock authorized for issuance under the plan (the "Maximum Annual Employee Grant").

  Terms and Conditions of Stock Option Grants. The Compensation Committee is authorized under the 1992 Plan, in its discretion, to issue options under the 1992 Plan as "Incentive Stock Options" (as defined in Section 422 of the Code or as "Nonqualified Stock Options" (defined in the 1992 Plan as being all other options granted thereunder). The option price for each option granted under the 1992 Plan will be not less than 100% of the fair market value of the Common Stock on the date of grant, except that, with respect to any Nonqualified Stock Option, the option price may equal the average daily fair market value of the ATL Common Stock calculated over any continuous period of trading days beginning and ending no more than 30 business days before or after the granting date of such option. For purposes of the 1992 Plan and the Director Plan described in PROPOSAL 3, "fair market value" means the average of the high and low sales prices of the Common Stock for the period in question as quoted on the Nasdaq National Market.

  Upon exercise the option price is to be paid in full in cash or, to the extent permitted by the Compensation Committee, in Common Stock owned by the optionee for at least three months and having a market value on the date of exercise equal to the aggregate option price, or in a combination of cash and stock. The option price may also be paid by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker designated by the Company to promptly deliver the exercise price to the Company. The option price under each option will remain constant during the life of such option, regardless of changes in the market value of the Common Stock. No cash consideration will be paid to the Company by optionees for the granting of any option. The optionee must pay to the Company applicable withholding taxes upon exercise of the option as a condition to receiving the share certificates. The withholding tax may be paid in cash or by the withholding or delivery of Common Stock.

  Each option will have a term of not more than 10 years from the date of grant, and may be exercisable in installments as prescribed by the Compensation Committee in the option grant, but no option can be exercisable prior to the first anniversary of the date of grant except in the case of the death of an optionee during employment or except as the Compensation Committee otherwise determines. It is the present intention of the Compensation Committee that both Nonqualified Stock Options and Incentive Stock Options granted to employees under the 1992 Plan will become exercisable in annual installments of 25% of the number of shares initially granted, commencing on the first anniversary of the grant date, such installments to be cumulative, and will not be exercisable prior thereto, except as described below.

  If the employment of an optionee is terminated other than by reason of death, normal or early retirement or disability, the optionee may exercise the option at any time within one year after such termination (but not after the expiration date of the option), to the extent of the number of shares purchasable at the date of termination of employment.

  In the event of the termination of the employment of an optionee because of normal retirement or disability, the optionee may exercise such option at any time prior to expiration of the option, to the extent of the remaining shares covered by such option, whether or not such shares had become purchasable by the optionee at the date of termination of employment. In the event of the termination of the employment of an optionee because of early retirement, the optionee may exercise such option at any time prior to expiration of the option, to the extent of the remaining shares covered by such option, at such time or times as such option becomes purchasable by the optionee in accordance with its terms. In the event of the death of an optionee while the optionee is employed by the Company or any of its subsidiaries or while such option is otherwise outstanding, the option may be exercised by an optionee's beneficiary or legal representative at any time within a period of one year after the optionee's death, but not after the expiration of the option, to the extent of the remaining shares covered by his or her option, whether or not such shares had become purchasable by the optionee at the date of the optionee's death. In the event of the death of an optionee during the one-year period following the termination of the optionee's employment or following termination of employment by reason of normal or early retirement or disability, such option (unless such termination is for cause) may be exercised by the optionee's beneficiary or legal representative, but only to the extent of the number of shares purchasable by the optionee pursuant to the provisions of his or her option at the date of termination of the optionee's employment.

  Notwithstanding the foregoing provisions, but subject to the provisions of the next paragraph, the Compensation Committee may determine, in its sole discretion, in the case of any termination of employment that (i) the optionee may exercise such option to the extent of the remaining shares covered thereby whether or not such shares had become purchasable by the optionee at the date of termination of his or her employment and (ii) such option may be exercised at any time prior to the expiration of the original term of the option.

  In the event that an optionee does not remain in the employ of the Company or of one of its subsidiaries and the termination of the optionee's service is for cause, the option will automatically terminate on the date of first notification to the optionee of such termination unless the ATL Compensation Committee otherwise determines.

  The 1992 Plan also provides that, if the option grant so states, upon notification of an intention to exercise a Nonqualified Stock Option, either in whole or in part, the Compensation Committee may require the optionee to surrender the option for cancellation, in lieu of exercising it, and receive in exchange for such surrender a payment in cash and/or shares equal to the difference between the option price of the shares covered by the option surrendered for cancellation and the fair market value of such shares on the date on which the optionee's notice of exercise is received by the Company.

  Stock Appreciation Rights. Under the 1992 Plan the Compensation Committee is authorized to grant stock appreciation rights ("SARs") to eligible employees, consultants and independent contractors of the Company. An SAR is an incentive award that permits the holder to receive (per share covered thereby) an amount equal to the amount by which the fair market value of a share of ATL Common Stock on the date of exercise exceeds the fair market value of such share on the date the SAR was granted (the "base price").

  The Compensation Committee may grant an SAR separately or in tandem with a related option and may grant both "general" and "limited" SARS. A general SAR granted in tandem with a related option will generally have the same terms and Provisions as the related option with respect to exercisability, and the base price of such an SAR will generally be equal to the option price under the related option. Upon the exercise of a tandem SAR the related option will be deemed to be exercised for all purposes of the 1992 Plan and vice versa.

  A general SAR granted separately and not in tandem with any option will have such terms as the Compensation Committee may determine, subject to the provisions of the 1992 Plan. Under the 1992 Plan the base price of a stand-alone SAR may not be less than the fair market value of the ATL Common Stock determined as in the case of a Nonqualified Stock Option; the term of a stand-alone SAR may not be greater than 10 years from the date it was granted.

  A limited SAR may be exercised only during the 90 days immediately following a Change of Control (as defined below). For the purpose of determining the amount payable upon exercise of a limited SAR, the fair market value of a share of Common Stock will be equal to the higher of (x) the highest fair market value of the Common Stock during the 90-day period ending on the date the limited SAR is exercised, determined as in the case of an option, or (y) whichever of the following is applicable:

    (i) the highest per share price paid in any tender or exchange offer which is in effect at any time during the 90 days preceding the exercise of the limited right;

    (ii) the fixed or formula price for the acquisition of shares of Common Stock in a merger or similar agreement approved by the stockholders or Board of Directors, if such price is determinable on the date of exercise; and

    (iii) the highest price per share paid to any stockholder of the Company in a transaction or group of transactions giving rise to the exercisability of the limited right.

  General SARs granted in tandem with a related option are payable in cash, Common Stock or any combination thereof as determined in the sole discretion of the Compensation Committee. Limited SARs are payable only in cash. General stand-alone SARs are also payable only in cash, unless the Compensation Committee provides otherwise at the time of grant.

  Unless otherwise provided by the Compensation Committee at the time of grant, the provisions of the 1992 Plan relating to the termination of employment of a holder of a stock option will apply equally, to the extent applicable, to the holder of an SAR.

  No SARs have been granted under the 1992 Plan.

  Restricted Stock Awards. The Compensation Committee is authorized under the 1992 Plan to issue shares of Common Stock to eligible employees, consultants and independent contractors of the Company, such shares to be restricted as hereinafter described. The consideration received for such shares by the Company is the payment in cash of an amount equal to the par value thereof and past services of the participant. The recipient of restricted stock will be recorded as a stockholder of ATL and will have, subject to the restrictions described below, all the rights of a stockholder with respect to such shares and will receive all dividends or other distributions made or paid with respect to such shares; provided that the shares themselves and any new, additional or different shares or securities which the recipient may be entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company will be subject to the restrictions described below.

  During a period of years following the date of grant, as determined by the Compensation Committee, which will in no event be less than one year (the "Restricted Period"), the restricted stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient, except in the event of death or the transfer of the restricted stock to ATL upon termination of the holder's employment. In the event of the normal retirement or death of the recipient during the Restricted Period, the restrictions on the shares will immediately lapse. In the event of the early retirement of the recipient during the Restricted Period, the restrictions on the shares will continue until they lapse in accordance with the terms of the grant. If the employment of the recipient by the Company terminates during the Restricted Period for any reason other than the retirement or death of the employee, the shares of restricted stock held by the employee will be forfeited to the Company and the employee must immediately transfer and return the certificates for the restricted stock to the Company.

  Stock Grant Awards. The 1992 Plan authorizes the Compensation Committee to issue shares of Common Stock to nonofficer employees of the Company. The consideration received for such shares by ATL is the payment in cash of an amount equal to the par value thereof and past services. Each recipient of a stock grant may receive a cash award at the time of grant in an amount sufficient to offset the recipient's estimated tax liabilities arising from the grant.

  Performance Unit Awards. Performance units awarded under the 1992 Plan will have a base value, expressed in dollars, determined by the Compensation Committee on the day on which the award is granted which generally will be the fair market value of the Common Stock on such day. This value is the "unit base value". The actual amount paid to the employee, consultant or independent contractor, as the case may be, by the Company when the award matures at the end of the award cycle will depend on the achievement of cumulative performance measures. These measures will be determined by the Compensation Committee at the time the award is made and may include, but are not limited to, cumulative targets with respect to earnings per share or pretax profits, return on shareholders' equity, asset management, cash flow or return on capital employed of the Company and/or one of its subsidiaries, divisions or departments. The Compensation Committee will also determine the length of the award cycle (which may not be less than three years), a payment schedule and whether the payment will be made in cash, Common Stock or a combination of cash and Common Stock. The payment schedule will provide a range of percentages of the unit base value which will be payable to the participant in the event that cumulative targets, of varying amounts, are achieved.

  In instances where performance measures are not achieved, no award will be payable. The Compensation Committee has discretion under the 1992 Plan to apply performance measures on an absolute basis or relative to industry indices and conclusively determine whether the measures have been achieved, as well as to revise the payment schedules and performance measure formerly determined by it if, in its judgment, significant economic or other changes have occurred which were not foreseeable by the Committee when it set the initial measures.

  A performance unit award will terminate if the participant does not remain in the employ of the Company during the award cycle, except as the Compensation Committee otherwise determines, and except in the case of death, normal or early retirement or disability occurring after the first anniversary of the date of grant of the award, in which event, if the performance measure is met, a pro rata portion of the award will be paid based on the elapsed time of the award cycle prior to death, retirement or disability.

  No payment of a performance unit award will be made prior to the end of an award cycle, except as the Compensation Committee otherwise determines and except in the case of death, in which event the participant's beneficiary or legal representative may elect, subject to the approval of the Compensation Committee, to have the participant's pro rata portion of the award paid at the end of the year in which death occurred.

  Only one performance unit award has been made under the 1992 Plan. See "Compensation Committee Report on Executive Compensation."

  Transferability. The recipient's rights to the options, SARS, restricted stock and performance units may not be assigned or transferred except by will or the applicable laws of descent or distribution or to a designated beneficiary.

  Capital Adjustments. In the event of any changes in the outstanding stock of the Company by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, splitups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distribution to stockholders other than cash dividends, the Compensation Committee shall make such adjustments in the Maximum Annual Employee Grant, if any, in light of the change or distribution as the Compensation Committee, in its sole discretion, may make any adjustments it determines to be appropriate in the outstanding options, stock appreciation rights, restricted shares or performance units granted under the 1992 Plan and in the total number and class of shares as to which awards may be made under the 1992 Plan.

  Change of Control. Under the 1992 Plan, upon a Change of Control, each outstanding option and SAR will automatically become exercisable in full for the total remaining number of shares covered thereby. In addition, during the 90-day period following a Change of Control an optionee may choose to receive cash equal to the difference between the exercise price of the option and the fair market value of a share of ATL Common Stock determined as described above for a limited SAR, in lieu of exercising the option and paying the option price. Also, all restrictions on shares of restricted stock will lapse upon a Change of Control, and performance units will be paid pro rata to the date of a Change of Control and all amounts otherwise deferred by the Company and any employee in connection with performance units will be distributed. A Change of Control is defined in the 1992 Plan as (i) a change in the Board of Directors such that a majority of the seats on the Board are occupied by individuals who were neither nominated by a majority of the Incumbent Directors (as defined below) of the Company then in office nor appointed by directors so nominated,
(ii) the acquisition by any person (other than the Company or an ATL employee benefit plan) of, in the case of transactions not approved by a majority of the directors of the Company who were either nominated by a majority of the directors of the Company then in office or appointed by directors so nominated ("Incumbent Directors"), 20% or more of the combined general voting power of the Common Stock and any other voting securities of the Company and, in the case of other transactions, 33% or more of such combined voting power, or
(iii) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or a merger, consolidation or sale of substantially all of the assets of the Company (collectively, a "Business Combination"), other than a Business Combination in which all or substantially all of the stockholders of the Company receive 60% or more of the stock of the corporation resulting from the Business Combination in substantially the same proportions as their ownership before the Business Combination, no holder has more than 20% of the combined voting power of the capital stock of the resulting corporation and at least a majority of the board of directors of the resulting corporation are Incumbent Directors.

  Administration. The Compensation Committee administers the 1992 Plan and consists of at least three members of the Board who have not been eligible to receive awards under the 1992 Plan or any other discretionary plans of the Company or its affiliates for one year prior to their service on the Compensation Committee.

  Amendment and Termination. The 1992 Plan may be terminated, modified or amended by the stockholders of ATL. The Board of Directors may also terminate the 1992 Plan, or modify or amend it in certain respects as set forth in the 1992 Plan. No options or awards may be granted under the 1992 Plan after June 26, 2002.

  Federal Income Tax Consequences--Option Plans. The Federal income tax consequences to the Company and to any person granted an award under the 1992 Plan, or under the proposed Nonemployee Director Plan (see PROPOSAL 3, below) under the existing applicable provisions of the Code and the regulations thereunder, are substantially as follows.

  Under present law and regulations, no income will be recognized by a participant upon the grant of stock options, SARS, restricted stock (except as described below) or performance units.

  On the exercise of a Nonqualified Stock Option, the optionee will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the option price. Upon a later sale of those shares, the optionee will have short-term or long-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold. If payment of the option price is made entirely in cash, the tax basis of the shares will be equal to their fair market value on the date of exercise (but not less than the option price), and their holding period will begin on the day after the exercise date.

  If the optionee uses previously owned shares to exercise an option in whole or in part the transaction will not be considered to be a taxable disposition of the previously owned shares. The optionee's tax basis and holding period of the previously owned shares will be carried over to the equivalent number of shares received on exercise. The tax basis of the additional shares received upon exercise will be the fair market value of the shares on the date of exercise (but not less than the amount of cash, if any, used in payment), and the holding period for such additional shares will begin on the day after the exercise date.

  The same rules apply to an Incentive Stock Option which is exercised more than three months after the optionee's termination of employment (or more than 12 months thereafter in the case of permanent and total disability as defined in the Code).

  On the exercise of an Incentive Stock Option during employment or within three months after the employee's termination of employment (12 months in the case of permanent and total disability as defined in the Code), for regular tax purposes the optionee will recognize no income at the time of exercise (although the employee will have income for alternative minimum income tax purposes at that time as if the option were a Nonqualified Stock Option) and no deduction will be allowed to the Company for Federal income tax purposes in connection with the grant or exercise of the option. If the acquired shares are sold or exchanged after the later of (a) one year from the date of exercise of the option, or (b) two years from the date of grant of the option (the "Holding Period"), the difference between the amount realized by the holder on that sale or exchange and the option price will be taxed to the holder as a long-term capital gain or loss. If the shares are disposed of before the Holding Period requirements are satisfied, then the holder will recognize taxable ordinary income in the year of disposition in an amount equal to the excess, on the date of exercise of the option, of the fair market value of the shares received over the option price paid (or generally, if less, the excess of the amount realized on the sale of the shares over the option price), and the holder will have capital gain or loss, long-term or short-term as the case may be, in an amount equal to the difference between
(x) the amount realized by the holder upon that disposition of the shares and
(y) the option price paid by the holder increased by the amount of ordinary income, if any, so recognized by the holder.

  Upon the receipt of restricted stock, the employee will generally recognize taxable ordinary income when the shares cease to be subject to restrictions under the plan equal to the excess of the fair market value of the shares at that time over the amount, if any, paid for such shares. However, within 30 days after the date the shares are received, the employee may elect under
Section 83 (b) of the Code to recognize taxable ordinary income at the time of transfer in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. In that case no additional income will be recognized by the employee upon the lapse of restrictions on the shares, but, if the shares are subsequently forfeited, the employee may not deduct the income recognized at the time of receipt of the shares and the employee will have a capital loss equal to the amount, if any, paid for such shares. The recipient's holding period for the shares will begin at the time taxable income is recognized under these rules, and the tax basis in the shares will be the amount of ordinary income so recognized plus the amount, if any, paid for the shares. Any dividends received on the restricted shares prior to the date the employee recognizes income as described above will be taxable compensation income when received.

  Upon payment to a participant in settlement of a stock option or pursuant to the exercise of SARs or pursuant to a performance unit award the participant will recognize taxable ordinary income in an amount equal to the cash and the fair market value of Common Stock received. Upon the issuance of a stock bonus award the recipient will recognize taxable ordinary income in an amount equal to the fair market value of the Common Stock received and the amount of any tax offset cash award made together with the issuance of such stock.

  Special rules apply to a Director or officer subject to liability under
Section 16(b) of the Securities and Exchange Act.

  In all the foregoing cases the Company will generally be entitled to a deduction at the same time and in the same amount as the optionee recognizes ordinary income.

  The Board of Directors has unanimously approved the amendment to the 1992 Plan and recommends a vote "FOR" approval of Proposal 2.

PROPOSAL 3: AMENDMENT TO NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

  Nonemployee Director Stock Option Plan. The Company's Amended Nonemployee Director Stock Option Plan (the "Director Plan") was adopted by the Board of Directors and approved by the shareholders in 1993. The Director Plan was amended by the shareholders in 1995. The Director Plan provides for the automatic annual grant of an option to purchase shares of Common Stock to each nonemployee Director of the Company. The timing and number of shares which are the subject of these grants are not determined by the Board, but have been established by the shareholders. The Director Plan covers Directors of the Company who are not otherwise employed by the Company or any parent or subsidiary corporation, each of whom automatically receives the grant of an option under the Director Plan on July 1 of each year in which he serves as a Director. As of the date of this Proxy Statement, the Company has five nonemployee Directors. Assuming that each of such persons is re-elected as a Director of the Company at the Annual Meeting and continues to serve as a Director on July 1, 1996, each of Messrs. Cramer, Feigenbaum, Miller, Nudelman and Woolf will be entitled to receive grants under the Director Plan.

  Proposed Amendment. At the date of this Proxy Statement, only 9,000 shares of Common Stock remain to be issued under the Director Plan. At the Annual Meeting, the shareholders of the Company will be asked to approve an amendment to the Director Plan, which, if approved, will increase the number of shares to be issued under the Plan by 55,000 shares of Common Stock. The purpose of the proposed amendment is to continue to provide incentives that management believes are necessary in order to attract and retain highly qualified and experienced outside Directors, and to provide nonemployee Directors with incentives that are closely aligned with shareholder interests and value.

  Description of the Director Plan. The Director Plan currently authorizes a total of 50,000 shares of Common Stock that may be subject to option grants, subject to certain adjustments for reclassifications, reorganizations and similar corporate transactions. Since only 9,000 shares of this original Plan allocation remain, it is proposed to increase the total number of shares authorized for issuance under the Plan to 105,000 shares.

  Pursuant to the Director Plan, each nonemployee Director will automatically receive annually, on first day of July, an option to purchase 5,000 shares of Common Stock, at an exercise price equal to the fair market value of the Common Stock on the date of grant. The options vest upon the optionee's continued service as a Director until the first anniversary of the date of grant. Each option expires on the earlier of five years from the date of grant or one year after a Director's termination of service as a Director. The optionee's right to the stock options may not be assigned or transferred except by will or applicable laws of descent and distribution or to a designated beneficiary. If during the term of an option, there is a change in the outstanding stock of the Company by reason of stock dividends, stock splits, recapitalization, mergers, consolidation, combinations or exchanges of shares, split-ups, split-offs, spin-offs, or other similar changes in capitalization, or any distribution to stockholders other than cash dividends, the number of and class of shares covered by any outstanding option and the exercise price per share of the option will be proportionally adjusted. Immediately prior to certain mergers, consolidations, liquidations or similar reorganizations of the Company, any option granted under the Director Plan may be exercised in whole or in part, whether or not the vesting requirements applicable to such options have been satisfied.

  The Director Plan is administered by the Board of Directors, which may amend, terminate or suspend the Director Plan in certain limited respects; provided, however, that if required to qualify the Director Plan under SEC Rule 16b-3, no amendment may be made more than once every six months that would change the amount, price, timing or vesting of Options, other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the rules and regulations promulgated thereunder. If required to qualify the Director Plan under Rule 16b-3, no amendment may be made without approval by the Company's shareholders that would (a) materially increase the number of shares of Common Stock that may be issued under the Director Plan, (b) materially modify the requirements as to eligibility for participation in the Director Plan, or (c) otherwise materially increase the benefits accruing to participants under the Director Plan.

  The Director Plan may be terminated, modified, or amended by the shareholders of the Company. The Board of Directors may also terminate the Director Plan, or modify or amend it in certain limited respects.

  As of the date of this Proxy Statement, Messrs. Cramer, Feigenbaum, Miller, Nudelman and Woolf are entitled to grants under the Director Plan.

  Federal Tax Consequences. The federal income tax consequences to any person granted an award under the Nonemployee Director Plan is described under "Proposal 2: Amendment of ATL's 1992 Option, Stock Appreciation Right, Restricted Stock, Stock Grant and Performance Unit Plan--Federal Income Tax Consequences--Option Plans".

  Those members of the Board of Directors who are not outside Directors and are not beneficiaries under the Director Plan have unanimously approved the amendment to the Amended Nonemployee Director Stock Option Plan and recommend a vote "FOR" approval of Proposal 3.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF AUDITORS

  Unless instructed to the contrary, it is intended that votes be cast pursuant to the accompanying proxy for the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the year 1996. KPMG Peat Marwick has audited the accounts of the Company from 1987 through 1995. Representatives of KPMG Peat Marwick are expected to attend the meeting and will have an opportunity to make a statement and/or to respond to appropriate questions from stockholders.

  In the event this ratification of the appointment of auditors is not made by a majority of the shares present in person or by proxy and entitled to vote thereon, the selection of other auditors will be considered and determined by the Board of Directors.

  The Board of Directors has unanimously approved the appointment of KPMG Peat Marwick as auditors for the Company and its major subsidiaries for 1996 and recommends a vote "FOR" approval of Proposal 4.

                           EXPENSES OF SOLICITATION

  The accompanying proxy is solicited by and on behalf of the Board whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by the Company. Georgeson & Co., New York, New York, will distribute proxy materials to beneficial owners and solicit proxies by personal interview, mail, telephone and telegram, and will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock held on the record date by such persons. The Company will pay Georgeson & Co. a fee of $7,000.00 covering its services and will reimburse Georgeson & Co. for payments made to brokers and other nominees for its expenses in forwarding soliciting material. Solicitation by personal interview, telephone and telegram by Directors, officers and other employees of ATL will be without special compensation.

                                 OTHER MATTERS

  The Company knows of no other matters which are likely to be brought before the meeting. If, however, other matters not now known or determined come before the meeting, the persons named in the enclosed proxy or their substitutes will vote such proxy in accordance with their judgment in such matters.

                           PROPOSALS OF SHAREHOLDERS

  In order for proposals of shareholders to be considered for inclusion in the Proxy Statement and proxy for the 1996 Annual General Meeting of Shareholders, said proposals must be received by the Secretary of ATL by December 2, 1996.

                          ANNUAL REPORT AND FORM 10-K

  A copy of the Company's 1995 Annual Report is being mailed with this Proxy Statement to each shareholder of record. Shareholders not receiving a copy the such Annual Report to Shareholders may obtain one without charge by writing or calling Corporate and Investor Relations, 22100 Bothell Everett Highway, P.O. Box 3003, Bothell, WA 98041-3003, (206) 487-7000.

  A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1995, as filed with the Securities and Exchange Commission, will be provided without charge to each shareholder of record who submits a written request therefor addressed to ATL Corporate and Investor Relations, 22100 Bothell Everett Highway, P.O. Box 3003, Bothell, WA 98041-3003, (206) 487-7000.

                                          By order of the Board of Directors


                                          /s/ W. Brinton Yorks, Jr.

                                          W. Brinton Yorks, Jr.
                                          Secretary and General Counsel

P R O X Y

                     ADVANCED TECHNOLOGY LABORATORIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints DENNIS C. FILL, KIRBY L. CRAMER and HARRY WOOLF, Ph.D., or any one of them, Proxies with full power of substitution, to vote the shares of Advanced Technology Laboratories, Inc. which the undersigned is enti-tled to vote at the Annual General Meeting of Shareholders of Advanced Technol-ogy Laboratories, Inc., to be held on Wednesday, May 8, 1996, at 9:30 a.m. at the Four Seasons Olympic Hotel, 411 University Street, Seattle Washington, and at any adjournment thereof, on the matters set forth on the reverse side.

THE MATTERS TO BE VOTED UPON, THE INSTRUCTIONS AND A SPACE FOR YOUR VOTE AND SIGNATURE ARE SET FORTH ON THE REVERSE SIDE.

If this Proxy relates to shares held for the undersigned in the Advanced Tech-nology Laboratories, Inc. Incentive Savings and Stock Ownership Plan or the SpaceLabs Medical, Inc. Incentive Savings and Stock Ownership Plan, then when properly executed, it shall constitute instructions to the plan's trustees to vote in the manner directed herein.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE), BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                                     SEE REVERSE
                                                                         SIDE

-------------------------------------------------------------------------------
[X] Please mark your votes as in this example.                            9868
                                                                          ----

THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S); IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXIES UPON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4:
--------------------------------------------------------------------------------

1. Election of Directors
   FOR [_]   WITHHELD [_]

Nominees: Kirby L. Cramer, Harvey Feigenbaum, Dennis C. Fill, Eugene A. Larson,
          John R. Miller, Phillip M. Nudelman and Harry Woolf.

For, except vote withheld from the following nominee(s):

--------------------------------------------------------

2. AMENDMENT TO 1992 PLAN. Approve an amendment to increase the number of shares available for issuance under the 1992 Plan by 550,000 shares.

   FOR [_]   AGAINST [_]   ABSTAIN [_]


3. AMENDMENT TO NONEMPL0YEE DIRECTOR STOCK OPTION PLAN. Approve an amendment to increase the number of shares available for issuance under the Director Plan by 55,000 shares.

   FOR [_]   AGAINST [_]   ABSTAIN [_]


4. RATIFICATION OF AUDITORS. Ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the year ending December 31, 1996.

   FOR [_]   AGAINST [_]   ABSTAIN [_]



SIGNATURE(S) _______________________________________DATE ______________________
Please date and sign your name(s) exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as it appears hereon. Second signature if stock jointly held.

                                                                      APPENDIX A

                     ADVANCED TECHNOLOGY LABORATORIES, INC.

  AMENDED 1992 OPTION, STOCK APPRECIATION RIGHT, RESTRICTED STOCK, STOCK GRANT
                           AND PERFORMANCE UNIT PLAN
                                  [PROPOSED]

1. DEFINITIONS

  The following terms have the corresponding meanings for purposes of the Plan:

  "Award Cycle" means a period of not less than three fiscal years over which performance units granted during a particular year are to be earned out.

  "Change of Control" means

  (a) a "Board Change." For purposes of the Plan, a Board Change shall have occurred if a majority of the seats (other than vacant seats) on the Corporation's Board of Directors (the "Board") were to be occupied by individuals who were neither (i) nominated by a majority of the Incumbent Directors nor (ii) appointed by directors so nominated. An "Incumbent Director" is a member of the Board who has been either (i) nominated by a majority of the directors of the Corporation then in office or (ii) appointed by directors so nominated, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") ) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

  (b) The acquisition by any individual, entity or group (within the meaning of Section 13 (d) (3) or 14(d) (2) of the Exchange Act) (a "Person") of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of (i) 20% or more of either (A) the then outstanding shares of common stock (the "Outstanding Corporation Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"), in the case of either (A) or (B) of this clause (i), which acquisition is not approved in advance by a majority of the Incumbent Directors or (ii) 33% or more of either (A) the Outstanding Corporation Common Stock or (B) the Outstanding Corporation Voting Securities, in the case of either (A) or (B) of this clause (ii), which acquisition is approved in advance by a majority of the Incumbent Directors; provided, however, that the following acquisitions shall not constitute a Change of
Control: (x) any acquisition by the Corporation, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (z) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of the following subsection
(c) are satisfied; or

  (c) Approval by the stockholders of the Corporation of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (excluding the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to

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such reorganization, merger or consolidation, directly or indirectly, 33% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were Incumbent Directors at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

  (d) Approval by the stockholders of the Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding the Corporation and any employee benefit plan (or related trust) of the Corporation or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 33% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were approved by a majority of the Incumbent Directors at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

  "Committee" means the Committee provided for in Section 4, which shall administer the Plan.

  "Common Stock" means common stock, par value $0.01 per share, of the Corporation.

  "Corporation" means Advanced Technology Laboratories, Inc., a Delaware corporation.

  "Designated Beneficiary" means any person designated in writing by a Participant as a legal recipient of payments due under an award in the event of the Participant's death, or in the absence of such designation, the Participant's estate. Such designation must be on file with the Corporation in order to be effective but, unless the Participant has made an irrevocable designation, may be changed from time to time by the Participant.

  "Fair Market Value" of the Common Stock as of any trading day means the average (rounded to the next highest cent in the case of fractions of a cent) of the high and low sales prices of the Common Stock as reported on such trading day by the NASDAQ National Market System. If no sales price is reported for the Common Stock on such trading day, then "Fair Market Value" shall mean the highest bid price reported for the Common Stock on such trading day by the National Quotation Bureau Incorporated or any similar nationally recognized organization. The Committee, in its sole discretion, shall make all determinations required by this definition.

  "Participant" means an employee, consultant or independent contractor who has received an award under the Plan.

  "Payment Schedule" means the schedule adopted by the Committee in accordance with Section 10 with respect to an Award Cycle to govern determination of the Payment Value of a performance unit at the end of such Award Cycle in accordance with Section 10.

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  "Payment Value" means the value, expressed in dollars, of a performance unit at the conclusion of an Award Cycle, determined in accordance with Section 10.

  "Plan" means this Advanced Technology Laboratories, Inc. 1992 Option, Stock Appreciation Right, Restricted Stock, Stock Grant and Performance Unit Plan.

  "Restricted Stock" means the shares of Common Stock referred to in Section 8.

  "Retirement" means the termination of the services of a Participant because of early or normal retirement as defined in the Westmark Retirement Plan.

  "Withholding Tax" means any tax, including any federal, state or local income tax, required by any governmental entity to be withheld or otherwise deducted and paid with respect to the transfer of shares of Common Stock as a result of the exercise of a Nonqualified Stock Option or stock appreciation right, the payment of performance units or the award of Restricted Stock or stock grants.

2. STOCK SUBJECT TO THE PLAN

  There are reserved for issuance upon the exercise of options, for issuance of Restricted Stock and stock grant awards and for issuance upon the payment of performance units and stock appreciation rights under the Plan [2,700,000] shares of Common Stock, of which no more than an aggregate of [700,000] shares may be issued as Restricted Stock awards and stock grants under the Plan. Such shares may be authorized and unissued shares of Common Stock or previously outstanding shares of Common Stock then held in the Corporation's treasury. If any option or stock appreciation right granted under the Plan shall expire or terminate for any reason (including, without limitation, by reason of its surrender, pursuant to the provisions of Section 6(f) or the third paragraph of
Section 6(b) or otherwise, or cancellation, in whole or in part, pursuant to the provisions of Section 6(c) or otherwise or pursuant to Section 7(f), or the substitution in place thereof of a new option or stock appreciation right) without having been exercised in full, the shares subject thereto shall again be available for the purposes of issuance under the Plan. If shares of Restricted Stock shall be forfeited and returned to the Corporation pursuant to the provisions of Section 8, such shares shall again be available for the purposes of issuance under the Plan. In no event shall shares of Common Stock which, under the Plan, are authorized to be used in payment of performance unit awards be deemed to be unavailable for purposes of the Plan until such shares have been issued in payment thereof in accordance with the provisions of Section 10(g). Stock appreciation rights and performance unit awards providing for payments only in cash are not subject to the overall limitations referred to above.

3. ADMINISTRATION

  The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, performance units or Restricted Stock shall be awarded and stock appreciation rights or options shall be granted (including, without limitation, whether such options shall be Incentive Stock Options or Nonqualified Stock Options or a combination thereof, as such terms are defined in Section 6(a)) and the number of units and/or shares to be covered by each such award or grant. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the Corporation's success and such other factors as the Committee in its discretion may deem relevant. Subject to the express provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of Restricted Stock, performance unit, stock appreciation right and option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations of the matters referred to in this Section 3 shall be conclusive. It is the intention of the Corporation that the Plan and the administration hereof comply in all respects with Section 16(b) of the Exchange Act, and the rules and regulations promulgated thereunder,

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and if any Plan provision is later found not to be in compliance with Section
16(b), the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to persons who are subject to
Section 16 of the Exchange Act without so limiting or conditioning the Plan with respect to other persons.

4. THE COMMITTEE

  The Board shall designate a Committee of members of the Board which shall meet the requirements of Section 16(b) of the Exchange Act. Currently, the Committee shall consist solely of two or more members of the Board who are disinterested. If at any time an insufficient number of disinterested directors is available to serve on such Committee, interested directors may serve on the Committee; however, during such time, no options, stock appreciation rights or Restricted Stock shall be granted under the Plan to any person if the granting of such options, stock appreciation rights or Restricted Stock would not meet the requirements of Section 16(b) of the Exchange Act.

  For purposes of this Section 4, a "disinterested director" is a person who meets the definition of "disinterested person" as set forth in the rules and regulations promulgated under Section 16(b) of the Exchange Act. Currently, a disinterested director is a member of the Board who is not (and, during the 12-month period preceding his appointment as a member of the Committee has not been) granted or awarded stock, stock appreciation rights or other equity securities of the Corporation or any affiliated corporation pursuant to the Plan or any other plan of the Corporation or any affiliated corporation except for formula plans (as such term is defined in Rule 16b-3 (c) (2) (ii) issued under the Exchange Act) or ongoing securities acquisition plans (as described in Rule 16b-3 (d) (2) (i) issued under the Exchange Act). The Committee shall be appointed by the Board, which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

5. ELIGIBILITY

  The Committee may award performance units and Restricted Stock and grant options and stock appreciation rights only to employees, consultants or independent contractors (which term as used herein includes officers) of the Corporation and of its present and future subsidiary corporations ("subsidiaries"). Any person eligible under the Plan may receive one or more awards of performance units or Restricted Stock or one or more grants of options or stock appreciation rights, or any combination thereof, as the Committee shall from time to time determine, and such determinations may be different as to different Participants and may vary as to different awards and grants.

  The maximum number of shares of Common Stock with respect to which an option or options or a stock appreciation right or stock appreciation rights may be granted to any eligible employee in any one fiscal year of the Company shall not exceed ten percent of the aggregate number of shares of Common Stock authorized for issuance under the plan (the "Maximum Annual Employee Grant").

6. OPTION GRANTS

  (a) The Committee is authorized under the Plan, in its discretion, to issue options as "Incentive Stock Options" (as defined in Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code")) or as "Nonqualified Stock Options" (all other options granted hereunder) and the options shall be designated as Incentive Stock Options or Nonqualified Stock Options in the applicable option agreement. The purchase price of the Common Stock under each option granted under the Plan shall be determined by the Committee but shall be not less than 100% of the Fair Market Value of the Common Stock at the time such option is granted. Notwithstanding the previous sentence, any Nonqualified Stock Option may provide

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that the purchase price be equal to the average Fair Market Value of the Common
Stock over any continuous period of trading days beginning and ending no more than 30 business days before or after the date such option is granted.

  (b) The Committee shall be authorized in its discretion to prescribe in the option grant the installments, if any, in which an option granted under the Plan shall become exercisable, provided that no option shall be exercisable prior to the first anniversary of the date of grant thereof except as provided in Sections 6(c), (d), (h), (i) and (j) or except as the Committee otherwise determines. In no case may an option be exercised as to less than 100 shares at any one time (or the remaining shares covered by the option if less than 100) during the term of the option. The Committee shall also be authorized to establish the manner of the exercise of an option. The term of each option shall be not more than 10 years from the date of grant thereof.

  In general, upon exercise, the option price is to be paid in full in cash; however, the Committee can determine at the time the option is granted for Incentive Stock Options or at any time prior to exercise for Nonqualified Stock Options, that additional forms of payment will be permitted. To the extent permitted by the Committee and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised (i) in Common Stock owned by the option holder having a Fair Market Value on the date of exercise equal to the aggregate option price, or in a combination of cash and stock; provided, however, that payment in stock shall not be made unless such stock shall have been owned by the option holder for a period of at least three months prior thereto; or (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker designated by the Corporation, all in accordance with the regulations of the Federal Reserve Board, to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise.

  In lieu of requiring an option holder to pay cash or stock and to receive in turn certificates for shares of Common Stock upon the exercise of a Nonqualified Stock Option, if the option so provides, the Committee may elect to require the option holder to surrender the option to the Corporation for cancellation as to all or any portion of the number of shares covered by the intended exercise and receive in exchange for such surrender a payment, at the election of the Committee, in cash, in shares of Common Stock or in a combination of cash and shares of Common Stock, equivalent to the appreciated value of the shares covered by the option surrendered for cancellation. Such appreciated value shall be the difference between the option price of such shares (as adjusted pursuant to Section 15) and the Fair Market Value of such shares, which shall for this purpose be determined by the Committee taking into consideration all relevant factors, but which shall not be less than the Fair Market Value of such shares on the date on which the option holder's notice of exercise is received by the Corporation. Upon delivery to the Corporation of a notice of exercise of option, the Committee may avail itself of its right to require the option holder to surrender the option to the Corporation for cancellation as to shares covered by such intended exercise. The Committee's right of election shall expire, if not exercised, at the close of business on the fifth business day following the delivery to the Corporation of such notice. Should the Committee not exercise such right of election, the delivery of the aforesaid notice of exercise shall constitute an exercise by the option holder of the option to the extent therein set forth, and payment for the shares covered by such exercise shall become due immediately.

  (c) In the event that a Participant's services for the Corporation or one of its subsidiaries shall cease and the termination of such individual's service is for cause, the option shall automatically terminate upon first notification to the option holder of such termination of services, unless the Committee determines otherwise, and such option shall automatically terminate upon the date of such termination of services for all shares which were not purchasable upon such date. For purposes of this Section 6(c), "cause" is defined as a determination by the Committee that the option holder (i) has committed a felony, (ii) has engaged in an act or acts of deliberate and intentional dishonesty resulting or intended to result directly or indirectly in improper material gain to or personal enrichment of the individual at the Corporation's expense, or (iii) has willfully disobeyed the Corporation's appropriate rules, instructions or orders, and such willful disobeyance has continued for a period of 10 days following notice thereof from the Corporation.

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  In the event of the termination of the services of the holder of an option because of Retirement or disability, he may (unless such option shall have been previously terminated pursuant to the provisions of the preceding paragraph or unless otherwise provided in his option grant) exercise such option at any time prior to the expiration of the option, (i) in the event of disability or normal Retirement, to the extent of the number of shares covered by such option, whether or not such shares had become purchasable by him at the date of the termination of his services and (ii) in the event of early Retirement, to the extent of the number of shares covered by such option at such time or times as such option becomes purchasable by him in accordance with its terms. (Although the option may be exercised after Retirement or disability, under Section 422 of the Code, if the option has been designated as an Incentive Stock Option, it must be exercised within three months after the date of Retirement or one year after the termination of employment due to disability in order to qualify for incentive stock option tax treatment.)

  In the event of the death of an individual to whom an option has been granted under the Plan, while he is performing services for the Corporation or a subsidiary, the option theretofore granted to him (unless his option shall have been previously terminated pursuant to the provisions of this Section 6(c) or unless otherwise provided in his option grant) may, subject to the limitations described in Section 6(g), be exercised by his Designated Beneficiary, by his legatee or legatees of the option under his last will, or by his personal representatives or distributees, at any time within a period of one year after his death, but not after the expiration of the option, to the extent of the remaining shares covered by his option whether or not such shares had become purchasable by such an individual at the date of his death. In the event of the death of an individual (i) during the one-year period following termination of his services or (ii) following termination of his services by reason of Retirement or disability, then the option (if not previously terminated pursuant to the provisions of this Section 6 (c) ) may be exercised during the remainder of such one-year period or during the remaining term of the option, respectively, by his Designated Beneficiary, by his legatee under his last will, or by his personal representative or distributee, but only to the extent of the number of shares purchasable by such Participant pursuant to the provisions of Section 6(d) at the date of termination of his services.

  In the event of the termination of the services of the holder of an option, other than by reason of Retirement, disability or death, he may (unless his option shall have been previously terminated pursuant to the provisions of this
Section 6(c) or unless otherwise provided in his option grant) exercise his option at any time within one year after such termination, but not after the expiration of the option, to the extent of the number of shares covered by his option which were purchasable by him at the date of the termination of his services, and such option shall automatically terminate upon the date of such termination of services for all shares which were not purchasable upon such date.

  (d) Notwithstanding the foregoing provisions, the Committee may determine, in its sole discretion, in the case of any termination of services, that the holder of an option may exercise such option to the extent of some or all of the remaining shares covered thereby whether or not such shares had become purchasable by such an individual at the date of the termination of his services and may exercise such option at any time prior to the expiration of the original term of the option, except that such extension shall not cause any Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option without the consent of the option holder. Options granted under the Plan shall not be affected by any change of relationship with the Corporation so long as the holder continues to be an employee, consultant or independent contractor of the Corporation or of a subsidiary; however, a change in a participant's status from an employee to a nonemployee (e.g., consultant or independent contractor) shall result in the termination of an outstanding Incentive Stock Option held by such participant in accordance with Section 6(c). The Committee, in its absolute discretion, may determine all questions of whether particular leaves of absence constitute a termination of services; provided, however, that with respect to incentive stock options, such determination shall be subject to any requirements contained in the Code. Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Corporation or any other person or interfere in any way with the right of the Corporation or any other person to terminate his employment or other services at any time.

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  (e) The date of grant of an option pursuant to the Plan shall be the date specified by the Committee at the time it grants such option, provided that such date shall not be prior to the date of such action by the Committee and that the price shall be determined in accordance with Section 6(a) on such date. The Committee shall promptly notify a grantee of an award and a written option grant shall promptly be duly executed and delivered by or on behalf of the Corporation.

  (f) The Committee shall be authorized, in its absolute discretion, to permit option holders to surrender outstanding options in exchange for the grant of new options or to require option holders to surrender outstanding options as a condition precedent to the grant of new options. The number of shares covered by the new options, the option price (subject to the provisions of Section 6(a)), the option period and other terms and conditions of the new options shall all be determined in accordance with the Plan and may be different from the provisions of the surrendered options.

  (g) In the event an optionee is granted Incentive Stock Options that in the aggregate entitle the optionee to purchase, in the first year such options become exercisable (whether under their original terms or as a result of the occurrence of an Acceleration Event, as defined below), Common Stock of the Corporation, any parent corporation or any subsidiary of the Corporation having a Fair Market Value (determined as of the time such options are granted) in excess of $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. Such limitation shall not apply if the Internal Revenue Service publicly rules, issues a private ruling to the Corporation, any optionee of the Corporation or any legatee, personal representative or distributee of an optionee or states in proposed, temporary or final regulations that provisions which allow the full exercise of an optionee's Incentive Stock Options upon the occurrence of the relevant Acceleration Event do not violate Section 422(d) of the Code. An "Acceleration Event" means (i) a determination of the Committee to allow an optionee to exercise his options in full upon termination of his employment or other service as provided in Section 6(c) or (d), (ii) the death of an optionee while he is employed by the Corporation or a subsidiary, (iii) any Change of Control, or (iv) the optionee's termination of employment or other service under circumstances that will allow him to exercise options not otherwise exercisable pursuant to
Section 6(j).

  (h) Notwithstanding any contrary waiting period, installment period or other limitation or restriction in any option agreement or in the Plan, in the event of a Change of Control, each option outstanding under the Plan shall thereupon become exercisable at any time during the remaining term of the option, but not after the term of the option, to the extent of the number of shares covered by the option, whether or not such shares had become purchasable by the Participant thereunder immediately prior to such Change of Control, subject, however, to the limitations described in Section 6(g), by the holder of the option.

  (i) Anything in the Plan to the contrary notwithstanding, during the 90-day period from and after a Change of Control (x) an optionee (other than an optionee who initiated a Change of Control in a capacity other than as an officer or a Director of the Corporation) who is an officer or a Director of the Corporation (within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to an option that was granted at least six months prior to the date of exercise pursuant to this sentence and is unaccompanied by a stock appreciation right and (y) any other optionee who is not an officer or a Director with respect to an option that is unaccompanied by a stock appreciation right shall, unless the Committee shall determine otherwise at the time of grant, have the right, in lieu of the payment of the full purchase price of the shares of Common Stock being purchased under the option and by giving written notice to the Corporation, to elect (within such 90-day period) to surrender all or part of the option to the Corporation and to receive in cash an amount equal to the amount by which the amount determined pursuant to Section 7(d) hereof on the date of exercise (determined as if the optionee had exercised a limited stock appreciation right on such date) shall exceed the purchase price per share under the option multiplied by the number of shares of Common Stock granted under the stock option as to which the right granted by this sentence shall have been exercised. Such written notice shall specify the optionee's election to purchase shares granted under the option or to receive the cash payment referred to in the immediately preceding sentence.

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  (j) Notwithstanding the foregoing provisions, the optionee's employment or other contract with the Corporation may provide that upon termination of his employment or other services for other than cause or for "good reason" (as defined in his contract), all stock options shall become immediately exercisable.

7. STOCK APPRECIATION RIGHTS

  (a) Stock appreciation rights may be paid upon exercise in cash, Common Stock or any combination thereof, as the Committee in its sole discretion may determine. A stock appreciation right is an incentive award that permits the holder to receive (per share covered thereby) an amount equal to the amount by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the Fair Market Value of such share on the date the stock appreciation right was granted.

  (b) The Committee may grant a stock appreciation right separately or in tandem with a related option and may grant both "general" and "limited" stock appreciation rights. A general stock appreciation right granted in tandem with a related option will generally have the same terms and provisions as the related option with respect to exercisability, and the base price of such a stock appreciation right will generally be equal to the option price under the related option. Upon the exercise of a tandem stock appreciation right, the related option will be deemed to be exercised for all purposes of the Plan and vice versa.

  (c) A general stock appreciation right granted separately and not in tandem with any option will have such terms as the Committee may determine. The base price of a stand-alone stock appreciation right may not be less than the Fair Market Value of the Common Stock, determined as in Section 6(a) in the case of a Nonqualified Stock Option; the term of a stand-alone stock appreciation right may not be greater than 10 years from the date it was granted.

  (d) A limited stock appreciation right may be exercised only during the 90 calendar days immediately following the date of a Change in Control. For the purpose of determining the amount payable upon exercise of a limited stock appreciation right, the fair market value of the Common Stock will be equal to the higher of (x) the highest Fair Market Value of the Common Stock during the 90-day period ending on the date the limited stock appreciation right is exercised and (y) whichever of the following is applicable:

    (i) the highest per share price paid in any tender or exchange offer which is in effect at any time during the 90 calendar days preceding the exercise of the limited right;

    (ii) the fixed or formula price for the acquisition of shares of Common Stock in a merger or similar agreement approved by the Corporation's stockholders or Board, if such price is determinable on the date of exercise; and

    (iii) the highest price per share paid to any stockholder of the Corporation in a transaction or group of transactions giving rise to the exercisability of the limited right. In no event, however, may the holder of a limited stock appreciation right granted in tandem with a related Incentive Stock Option receive an amount in excess of the maximum amount which will enable the option to continue to qualify as an Incentive Stock Option without the consent of the Participant.

  (e) Limited stock appreciation rights are payable only in cash. General stand-alone stock appreciation rights are payable only in cash, unless the Committee provides otherwise at the time of grant. General stock appreciation rights granted in tandem with a related option are payable in cash, Common Stock or any combination thereof, as determined in the sole discretion of the Committee. Notwithstanding the foregoing, and to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, a payment, in whole or in part, of cash upon exercise of a stock appreciation fight may be made to an optionee who is an officer or director of the Corporation (within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) only if (i) the fight was granted at least six months prior to the date of exercise (except that in the event of the death or disability of the optionee prior to the expiration of the six month period, this limitation shall not apply) and (ii) the optionee's election to receive cash in settlement of the right and the exercise of the right are made (a) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Corporation and ending on the twelfth business day following such date,
(b) six months prior to the date the stock appreciation right becomes taxable or (c) during the 90-day period from and after a Change of Control.

  (f) Unless otherwise provided by the Committee at the time of grant, the provisions of Section 6 relating to the termination of the service of a holder of an option shall apply equally, to the extent applicable, to the holder of a stock appreciation right.

8. RESTRICTED STOCK AWARDS

  (a) The consideration to be received for shares of Restricted Stock issued hereunder out of authorized but unissued shares or out of treasury shares shall be equal to cash in an amount equal to the par value thereof and past services for the Corporation. The recipient of Restricted Stock shall be recorded as a stockholder of the Corporation, at which time the Corporation, at its discretion, may either issue a Restricted Stock Certificate or make a book entry credit in the Corporation's stock ledger to evidence the award of such Restricted Stock, and the Participant shall have, subject to the provisions hereof, all the rights of a stockholder with respect to such shares and receive all dividends or other distributions made or paid with respect to such shares; provided, that the shares themselves, and any new, additional or different shares or securities which the recipient may be entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Corporation, shall be subject to the restrictions hereinafter described.

  (b) During a period of years following the date of grant, as determined by the Committee, which shall in no event be less than one year (the "Restricted Period"), the Restricted Stock or any rights thereto may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient, except in the event of death or the transfer thereof to the Corporation under the provisions of the next succeeding paragraph. In the event of the death or normal Retirement of the recipient during the Restricted Period, such restrictions shall immediately lapse, and the recipient or, in the case of the recipient's death, his Designated Beneficiary, the legatee under his last will or his personal representative or distributee shall be free to transfer, encumber or otherwise dispose of the Restricted Stock. In the event of the early Retirement of the recipient during the Restricted Period, such restrictions shall continue until they lapse in accordance with the terms of the grant.

  Except as provided in Section 8(c), in the event that, during the Restricted Period, the service of the recipient by the Corporation or one of its subsidiaries is terminated for any reason (including termination with or without cause by the Corporation or such subsidiary or resignation by the recipient), other than termination of service due to the Retirement or death of the recipient, then the shares of Restricted Stock held by him shall be forfeited to the Corporation and the recipient shall immediately transfer and return to the Corporation the certificates, if any have been issued to him, representing all the Restricted Stock and the recipient's rights as a stockholder with respect to the Restricted Stock shall cease, effective with such termination of service. Notwithstanding the foregoing, the recipient's service contract with the Corporation may provide that upon termination of his service for other than cause or for good reason, all Restricted Stock shall cease to be subject to such restrictions.

  A recipient's rights to Restricted Stock may not be assigned or transferred except upon death by will, descent or distribution. In the event of any attempt by the recipient to sell, exchange, transfer, pledge or otherwise dispose of shares of Restricted Stock in violation of the provisions hereof, such shares shall be forfeited to the Corporation.

  (c) Notwithstanding the Restricted Period contained in the grant of Restricted Stock, in the event of a Change of Control (as defined in Section
1), all restrictions on shares of Restricted Stock shall immediately lapse and such Restricted Shares shall become immediately transferable and nonforfeitable.

  (d) Notwithstanding anything contained in the Plan to the contrary, the Committee may determine, in its sole discretion, in the case of any termination of a recipient's service, that the restrictions on some or all of the shares of Restricted Stock awarded to a recipient shall immediately lapse and such Restricted Shares shall become immediately transferable and nonforfeitable.

9. STOCK GRANT AWARDS

  (a) Each nonofficer employee of the Corporation is eligible to receive a grant of Common Stock as a stock bonus (i) at the end of each fiscal year or
(ii) if the employee terminates prior to year-end, at the time of termination. The number of shares to be granted shall be determined by setting a percentage of the employee's salary at the fiscal year-end or time of termination and dividing that amount by the price per share of the Common Stock or by any other method determined by the Committee. For this purpose, the price for the Common Stock shall be the Fair Market Value on the date of grant and each grant shall be for full shares only; any fractional shares resulting from this calculation shall be disregarded. The consideration to be received for shares of Common Stock issued under this Section 9(a) shall be cash in an amount equal to the par value thereof and past services for the Corporation.

  (b) In addition, each recipient of a stock grant under Section 9(a) may be granted a cash award at the time the shares are issued in an amount sufficient to offset the recipient's estimated tax liabilities arising from the issuance of the Common Stock under Section 9(a).

  (c) Determinations regarding eligibility for grants under Section 9 (a), the amount of individual grants of Common Stock, the amount of the cash offset award, the interpretation of Section 9 and all other matters relating to the administration of Section 9 are within the sole discretion of the Committee.

10. PERFORMANCE UNIT AWARDS

  (a) Performance units which are awarded to a Participant shall have a "unit base value," expressed in dollars, determined by the Committee on the day on which the award is granted and generally determined to be the Fair Market Value of the Common Stock on such day. The performance units will also have a Payment Value at the end of the applicable Award Cycle contingent upon the performance of the Corporation and/or of such Participant's subsidiary, division or department during the Award Cycle. The performance measures may include, but shall not be limited to, cumulative growth in earnings per share or pretax profits, return on stockholders' equity, asset management, cash flow or return on capital employed. Such measures may be applied on an absolute basis or relative to industry indices and shall be defined in a manner which the Committee shall deem appropriate. For each performance unit awarded, the Committee shall determine the length of the Award Cycle, which shall be a period of not less than three fiscal years, and shall establish a Payment Schedule based upon the performance measures determined for such performance unit and the length of the Award Cycle, setting forth a range of Payment Values corresponding to performance levels targeted for the Corporation or such subsidiary, division or department. If during the course of an Award Cycle there should occur, in the opinion of the Committee, significant changes in economic conditions or in the nature of the operations of the Corporation or a subsidiary, division or department which the Committee did not foresee in establishing the performance measures for such Award Cycle and which, in the Committee's sole judgment have, or are expected to have, a substantial effect on the performance of the Corporation or of a Participant's subsidiary, division or department during such Award Cycle, the Committee may revise the Payment Schedule and performance measures formerly determined by it in such manner as the Committee, in its sole judgment, may deem appropriate except as otherwise provided in Section 10(1).

  (b) In determining the number of performance units to be awarded, the Committee shall take into account a person's responsibility level, performance, potential, cash compensation level and such other considerations as it deems appropriate.

  (c) Except as otherwise provided in Section 10(1), an award of performance units to a Participant shall terminate for all purposes if the services of the Participant for the Corporation or one of its subsidiaries ceases during the Award Cycle, except in the case of death, disability or retirement under the Corporation's pension plan (including early retirement at the request of the Corporation), in which case (and provided that the Participant at the time of death, disability or retirement as aforesaid shall have maintained his employment or other qualifying relationship with the Corporation or one of its subsidiaries continuously during the period commencing on the date the award was granted and ending on the first anniversary thereof) the Participant will be entitled to payment (such payment to be made in accordance with the provisions of Section 10(d)) of the same portion of the Payment Value of the award the Participant would otherwise have been paid (such Payment Value, if any, to be determined at the conclusion of the applicable Award Cycle in accordance with the provisions of Sections 10(a) and 10(e) unless otherwise provided in Section 10(1)) as the portion of the Award Cycle during which the Participant maintained such relationship with the Corporation bears to the full Award Cycle. Under particular circumstances, the Committee may make other determinations with respect to Participants whose services do not meet the foregoing requirements, including the waiver of any of the requirements of this subsection (c) relating to periods of continuous service.

  (d) Except as otherwise provided in Section 10(1), unless the Committee otherwise determines, no payment with respect to performance units will be made to a Participant prior to the end of such Participant's Award Cycle; provided, however, that if a Participant should die during an Award Cycle and his award shall not have been terminated hereunder prior to his death, such Participant's Designated Beneficiary, the legatee under the Participant's last will, his personal representative or his distributee may elect instead, subject to the approval of the Committee, to have the pro rata portion of the Participant's Payment Value determined by the Committee as of the end of the year during which such Participant's death occurred, based upon application of the Payment Schedule to the part of the Award Cycle which shall have elapsed (for such purpose, the cumulative growth rate or improvement achieved in the applicable performance measures to the end of the fiscal year in which death occurs will be assumed to continue for the Award Cycle), in which event such pro rata portion shall be paid in cash or Common Stock, as provided in Section 10(g), as soon as practicable following such year (or in such number of installments as shall have been requested by the Participant and approved by the Committee) to such Participant's Designated Beneficiary or legal representative.

  (e) Except as otherwise provided in Section 10 (d) in the case of death, or in Section 10 (1) in the case of a Change in Control, a Participant's interest in any performance units awarded to him shall mature on the last day of the Award Cycle for such award. The Payment Value of a performance unit shall be the dollar amount calculated on the basis of the Payment Schedule applicable to such Award Cycle.

  (f) The total amount of Payment Value due a Participant at the conclusion of an Award Cycle shall be paid on such date following the conclusion of such Award Cycle as the Committee shall designate, except as specifically otherwise provided in the Plan; provided, however, that the Committee shall have authority, if it deems appropriate, to defer payment (in cash or in stock or both in specified percentages) of the Payment Value due a Participant if the Participant shall request the Committee to do so at any time prior to the last year of the Award Cycle for such award. In respect of awards made or to be made in one or more deferred installments in cash, interest shall be credited semiannually on each such award at a rate to be determined semiannually by the Committee, but in no event shall such rate be less than the average rate on 10-year AAA new industrial corporate bonds during each such semiannual period as calculated on the basis of the average of such rates for each calendar week ending during the period January 1 through June 30 and July 1 through December 31; provided that awards made during any such six-month period shall be credited on the basis of the average rate for that period; and provided further that installments paid during any six-month period shall be credited with interest on the basis of the average rate for the next preceding six-month period. in each case adjusted for the number of days such award was to be credited. Unless paid to the recipient of such award at the time credited, interest at the foregoing rate shall be credited on the interest so credited until so paid. The foregoing minimum interest rate for any award that is payable in one or more deferred installments under the Plan may not be modified without the prior written consent of the Participant.

  Whenever an award is made in one or more deferred installments in Common Stock, the Committee may determine that there shall be credited on such award an amount equivalent to the dividends which would have been paid with respect to such shares of Common Stock if they had been issued and outstanding. Such dividend equivalents shall be credited on the dividend record dates until certificates for such shares shall have been delivered to the recipient of such award or until such earlier date as the Committee may determine.

  Such interest and dividend equivalents shall be paid to the recipient of any such award in cash (or in property if the related dividend shall have been in property) at such time or times during the deferred period of such award or at the same time as the cash or shares of Common Stock to which such interest and dividend equivalents apply, all as the Committee shall determine. The Committee may also determine that any such dividend equivalents may be used to purchase additional shares of outstanding Common Stock (such shares to be valued for such purpose at Fair Market Value on the dividend record date) to be added to the shares of Common Stock covered by such award and held subject to the same terms and conditions, including provisions relating to the payment of amounts equivalent to dividends thereon.

  (g) Except as otherwise provided in Section 10(1), the Committee in its discretion may determine at the time of grant or at the end of the Award Cycle as to each Participant whether the payment of the Payment Value due a Participant shall be made (i) in cash, (ii) in shares of Common Stock (valued at the average Fair Market Value of the Common Stock for the five trading days immediately preceding the date of payment), or (iii) in a combination of cash and shares of Common Stock so valued.

  (h) If the payment of any award shall be deferred until after the termination of the services of the recipient by the Corporation or one of its subsidiaries, the cash or Common Stock covered by such award, together with any deferred interest or dividend equivalents thereon, shall be delivered in not more than 20 annual installments, commencing not later than the January 31 after such termination of services (or such other date as the Committee from time to time shall determine), all as the Committee may determine. If the payment of an award under the Plan is deferred, such payment thereafter may be accelerated so that such payment shall be made immediately or at such earlier time or in such less number of installments, in each case as the Committee may from time to time determine, but only with the prior written consent of the Participant.

  (i) A Participant to whom any award has been made shall not have any interest beyond that of a general creditor of the Corporation in the cash or Common Stock awarded, or in any interest or dividend equivalents credited to him until the cash has been paid to him or the certificates for the Common Stock have been delivered to him, as the case may be, in accordance with the provisions of the Plan.

  (j) In the case of the death of the recipient of an award, before or after the termination of his services, any unpaid installments of such deferred award shall pass to the Designated Beneficiary, the legatee under the Participant's last will, his personal representative or his distributee. Unpaid installments of a deferred award shall be paid either in the same installments as originally provided or otherwise as the Committee may determine in individual cases.

  (k) Subject to the provisions of Section 10 (1), in any case in which payment of an award is to be made in Common Stock, the Corporation shall have the right, in lieu of delivering the certificate or certificates for any or all of the stock which would otherwise be deliverable to the Participant pursuant to the Plan, to pay to such Participant on the date on which such certificate or certificates would otherwise be deliverable an amount in cash equal to the Fair Market Value of such Common Stock on such date or dates as may be determined by the Committee, but not more than five trading days prior to such date, all as the Committee may determine in individual cases.

  (l) Anything herein to the contrary notwithstanding, in the event of a Change of Control, with respect to any unmatured performance unit awards which a Participant held immediately prior to such Change of

Control, the Participant will be entitled to immediate payment in cash (unless payment of such performance unit awards shall be deferred in accordance with
Section 10(f), in which event the amount provided to be payable by this Section 10(1) shall also be so deferred) in an amount equal to the value of such units determined in accordance with the Payment Schedule applicable to such awards, based on the cumulative growth rate in the Corporation's reported earnings per share for all previously elapsed fiscal years, if any, included in the Award Cycles for such awards and the actual or presumed cumulative growth rate in the earnings per share for the balance of each Award Cycle, determined as follows:
(i) if such Change of Control occurs prior to the completion of the first fiscal year of an Award Cycle, the cumulative growth rate to be utilized for the balance of the Award Cycle shall be the cumulative growth rate in the Corporation's earnings per share in the four fiscal years preceding the first year and (ii) if such Change of Control occurs during any subsequent fiscal year of an Award Cycle, the cumulative growth rate to be utilized for the balance of the Award Cycle shall be the cumulative growth rate of the preceding fiscal year(s) in that Award Cycle prior to the fiscal year in which occurs the Change of Control. In the event that a performance measure other than earnings per share is employed, similar adjustments shall be made for such holders of unmatured performance units. The Committee may in its discretion determine that such historical financial data are not appropriate or not available and may use the latest budgets, projections, forecasts or plans for the Corporation or its business units or subsidiaries. Except as expressly set forth in this Section 10(l), upon the occurrence of a Change of Control, no change(s) shall be made in the terms of any performance unit (including, without limitation, its unit base value, Payment Value or performance criteria) or in the underlying accounting assumptions or practices for purposes of determining the amount due thereunder, which change(s) would lessen the value of any performance unit to the holder thereof.

11. WITHHOLDING TAXES

  In connection with the transfer of shares of Common Stock as a result of the exercise of a Nonqualified Stock Option or stock appreciation right, the payment of performance units or the award of Restricted Stock or stock grants, the Corporation (a) shall not issue a certificate for such shares until it has received payment from the Participant of any Withholding Tax in cash or by the retention or acceptance upon delivery thereof by the Participant of shares of Common Stock sufficient in Fair Market Value to cover the amount of such Withholding Tax and (b) shall have the right to retain or sell without notice, or to demand surrender of, shares of Common Stock in value sufficient to cover any Withholding Tax. The Corporation shall have the right to withhold from any cash amounts due from the Corporation to the award recipient pursuant to the Plan an amount equal to the Withholding Tax. In either case, the Corporation shall make payment (or reimburse itself for payment made) to the appropriate taxing authority of an amount in cash equal to the amount of such Withholding Tax, remitting any balance to the Participant. For purposes of this Section 11, the value of shares of Common Stock so retained or surrendered shall be equal to the Fair Market Value of such shares on the date that the amount of the Withholding Tax is to be determined (the "Tax Date"), and the value of shares of Common Stock so sold shall be the actual net sale price per share (after deduction of commissions) received by the Corporation.

  Notwithstanding the foregoing, the Participant may elect, subject to approval by the Committee, to satisfy the obligation to pay any Withholding Tax, in whole or in part, by providing the Corporation with funds sufficient to enable the Corporation to pay such Withholding Tax or by having the Corporation retain or accept upon delivery thereof by the Participant shares of Common Stock sufficient in Fair Market Value to cover the amount of such Withholding Tax. Each election by a Participant to have shares retained or to deliver shares for this purpose shall be subject to the following restrictions: (i) the election must be in writing and made on or prior to the Tax Date and (ii) if the Participant is subject to Section 16 of the Exchange Act, an election to have shares retained to satisfy the Withholding Tax must be an irrevocable election made at least six months prior to the Tax Date or the withholding election must become effective during the ten-business day period beginning on the third business day following the date on which the Corporation releases for publication its annual or quarterly summary statements of sales and earnings and ending on the twelfth business day following the date of release thereof.

12. TRANSFERABILITY AND OWNERSHIP RIGHTS OF OPTIONS, STOCK APPRECIATION RIGHTS AND PERFORMANCE UNITS

  No option or stock appreciation fight granted or performance unit awarded under the Plan shall be transferable otherwise than pursuant to the designation of a Designated Beneficiary or by will, descent or distribution, and an option or stock appreciation fight may be exercised, during the lifetime of the holder thereof, only by him. The holder of an option, stock appreciation right or performance unit award shall have none of the fights of a stockholder until the shares subject thereto or awarded thereby shall have been registered in the name of such holder on the transfer books of the Corporation.

13. HOLDING PERIODS

  (a) If a director or officer subject to Section 16 of the Exchange Act sells shares of Common Stock obtained upon the exercise of a stock option within six months after the date the option was granted, the option grant will no longer be exempt from Section 16(b) and will retroactively be deemed a nonexempt purchase as of the date of the option grant.

  (b) In order to obtain certain tax benefits afforded to incentive stock options under Section 422 of the Code, an optionee must hold the shares issued upon the exercise of an incentive stock option for two years after the date of grant of the option and one year from the date of exercise. An optionee may be subject to the alternative minimum tax at the time of exercise of an incentive stock option. The Committee may require an optionee to give the Corporation prompt notice of any disposition in advance of the required holding period of shares of Common Stock acquired by exercise of an incentive stock option. Tax advice should be obtained when exercising any option and prior to the disposition of the shares issued upon the exercise of any option.

14. SECTION 16(B) COMPLIANCE AND BIFURCATION OF PLAN

  It is the intention of the Corporation that, if any of the Corporation's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, the Plan shall comply in all respects with Rule 16b-3 under the Exchange Act and, if any Plan provision is later found not to be in compliance with such Section, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

15. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

  Except as otherwise provided in Section 6(h) and Section 10(l), in the event of any changes in the outstanding stock of the Corporation by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distribution to stockholders other than cash dividends, the Committee shall make such adjustments, if any, in light of the change or distribution as the Committee in its sole discretion shall determine to be appropriate, (i) in the number and class of shares or rights subject to options and stock appreciation rights and the exercise prices of the options and stock appreciation rights covered thereby and the Maximum Annual Employee Grant and (ii) in the number of shares of Common Stock covered by a performance unit award for which certificates have not been delivered, any dividend equivalents to which deferred awards of Common Stock are entitled, and the performance measures established by the Committee under Section 10(a). In the event of any such change in the outstanding Common Stock of the Corporation, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which options may be granted and stock appreciation rights or performance units awarded and the maximum number of shares of Restricted Stock which may be awarded shall be appropriately adjusted by the Committee.

16. AMENDMENT AND TERMINATION

  Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no awards of performance units, stock appreciation rights, or Restricted Stock or options shall be made after, June 26, 2002; provided, however, that such termination shall have no effect on awards of performance units, stock appreciation rights, Restricted Stock or options made prior thereto. The Plan may be terminated, modified or amended by the stockholders of the Corporation. The Board of Directors of the Corporation may also terminate the Plan, or modify or amend the Plan in such respects as it shall deem advisable in order to conform to any change in any law or regulation applicable thereto, or in other respects; however, to the extent required by applicable law or regulation, stockholder approval will be required for any amendment which will (a) materially increase the total number of shares as to which options may be granted or which may be used in payment of performance unit awards or stock appreciation right awards under the Plan or which may be issued as Restricted Stock, (b) materially change the class of persons eligible to receive awards of performance units or Restricted Stock and grants of stock appreciation rights or options, (c) materially increase the benefits accruing to participants under the Plan, or (d) otherwise require stockholder approval under any applicable law or regulation. The amendment or termination of the Plan shall not, without the consent of the recipient of any award under the Plan, alter or impair any rights or obligations under any award theretofore granted under the Plan.

17. EFFECTIVENESS OF THE PLAN

  The Plan shall become effective on June 26, 1992. The Committee may in its discretion authorize the awarding of performance units and Restricted Stock and the granting of options and stock appreciation rights, the payments, issuance or exercise of which, respectively, shall be expressly subject to the conditions that (a) the shares of Common Stock reserved for issuance under the Plan shall have been duly listed, upon official notice of issuance, upon each stock exchange in the United States upon which the Common Stock is traded and
(b) a registration statement under the Securities Act of 1933, as amended, with respect to such shares shall have become effective.

                     ADVANCED TECHNOLOGY LABORATORIES, INC.

                AMENDED NONEMPLOYEE DIRECTORS STOCK OPTION PLAN
                                  [PROPOSED]

                              ARTICLE I  PURPOSES

     The purposes of the Advanced Technology Laboratories, Inc. Stock Option Plan for Nonemployee Directors (the "Plan") are to attract and retain the services of experienced and knowledgeable nonemployee directors of Advanced Technology Laboratories, Inc. (the "Corporation") and to provide an incentive for such directors to increase their proprietary interests in the Corporation's long-term success and progress.

                     ARTICLE II  SHARES SUBJECT TO THE PLAN

     Subject to adjustment in accordance with Article VI hereof, the total number of shares of the Corporation's common stock, $.0l par value per share (the "Common Stock"), for which options may be granted under the Plan is [105,000] (the "Shares"). The Shares shall be shares presently authorized but unissued or subsequently acquired by the Corporation and shall include shares representing the unexercised portion of any option granted under the Plan which expires or terminates without being exercised in full.

                    ARTICLE III  ADMINISTRATION OF THE PLAN

     The administrator of the Plan (the "Plan Administrator") shall be the Board of Directors of the Corporation (the "Board"). Subject to the terms of the Plan, the Plan Administrator shall have the power to construe the provisions of the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. No member of the Plan Administrator shall participate in any vote by the Plan Administrator on any matter materially affecting the rights of any such member under the Plan.

                     ARTICLE IV  PARTICIPATION IN THE PLAN

     Each member of the Board elected or appointed who is not otherwise an employee of the Corporation or any parent or subsidiary corporation (an "Eligible Director") shall automatically receive the grant of an option to purchase 5,000 Shares on the first day of July in each year that the Eligible Director serves.

                            ARTICLE V  OPTION TERMS

     Each option granted to an Eligible Director under the Plan and the issuance of Shares thereunder shall be subject to the following terms:

 1.   Option Agreement

      Each option granted under the Plan shall be evidenced by an option agreement (an "Agreement") duly executed on behalf of the Corporation. Each Agreement shall comply with and be subject to the terms and conditions of the Plan. Any Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

2.    Option Exercise Price

     The option exercise price for an option granted under the Plan shall be the fair market value of the Shares covered by the option at the time the option is granted. For purposes of the Plan, "fair market value" shall be the average of the high and low sales prices at which the Common Stock was sold on such date as reported by the NASDAQ National Market System on such date or, if no Common Stock was traded on such date, on the next preceding date on which Common Stock was so traded.

3.    Vesting and Exercisability

     An option shall become fully vested and become nonforfeitable on July 1 of the year following the year in which the option was granted if the optionee has continued to serve as a Director until such date.

4.    Time and Manner of Exercise of Option

     Each option may be exercised in whole or in part at any time and from time to time; provided, however, that no fewer than 100 Shares (or the remaining Shares then purchasable under the option, if less than 100 Shares) may be purchased upon any exercise of option rights hereunder and that only whole Shares will be issued pursuant to the exercise of any option.

     Any option may be exercised by giving written notice, signed by the person exercising the option, to the Corporation stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full for such Shares, which payment may be in whole or in part (i) in cash or by check or (ii) in shares of Common Stock already owned for at least three (3) months by the person exercising the option, valued at fair market value at the time of such exercise.

5.    Term of Options

     Each option shall expire five (5) years from the date of the granting thereof, but shall be subject to earlier termination as follows:

          (a) In the event that an optionee ceases to be a director of the Corporation for any reason other than the death of the optionee, the options granted to such optionee may be exercised by him or her only within one (1) year after the date such optionee ceases to be a director of the Corporation.

          (b) In the event of the death of an optionee, whether during the optionee's service as a director or during the one (1) year period referred to in Section 5 (a), the options granted to such optionee shall be exercisable, and such options shall expire unless exercised within one (1) year after the date of the optionee's death, by the legal representatives or the estate of such optionee, by any person or persons whom the optionee shall have designated in writing on forms prescribed by and filed with the Corporation or, if no such designation has been made, by the person or persons to whom the optionee's rights have passed by will or the laws of descent and distribution.

6.   Transferability

     During an optionee's lifetime, an option may be exercised only by the optionee. Options granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution except that, to the extent permitted by applicable law and Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan Administrator may permit a recipient of an option to designate in writing during the optionee's lifetime a beneficiary to receive and exercise options in the event of the optionee's death (as provided in Section 5(b)). Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, shall be null and void.

7.    Participant's or Successor's Rights as Stockholder

     Neither the recipient of an option under the Plan nor the optionee's successor(s) in interest shall have any rights as a stockholder of the

Corporation with respect to any Shares subject to an option granted to such person until such person becomes a holder of record of such Shares.

8.    Limitation as to Directorship

     Neither the Plan nor the granting of an option nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express on implied, that an optionee has a right to continue as a director for any period of time or at any particular rate of compensation.

9.    Regulatory Approval and Compliance

     The Corporation shall not be required to issue any certificate or certificates for Shares upon the exercise of an option granted under the Plan, or record as a holder of record of Shares the name of the individual exercising an option under the Plan, without obtaining to the complete satisfaction of the Plan Administrator the approval of all regulatory bodies deemed necessary by the Plan Administrator, and without complying, to the Plan Administrator's complete satisfaction, with all rules and regulations under federal, state or local law deemed applicable by the Plan Administrator.

                        ARTICLE VI  CAPITAL ADJUSTMENTS

The aggregate number and class of Shares for which options may be granted under the Plan, the number and class of Shares covered by each automatic grant and each outstanding option and the exercise price per Share thereof (but not the total price) shall all be proportionately adjusted for any stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, split-ups, split-offs, spinoffs, or other similar changes in capitalization. Upon the effective date of a dissolution or liquidation of the Corporation with one or more corporations which results in more than eighty percent of the outstanding voting shares of the Corporation being owned by one or more affiliated corporations or other affiliated entities, or of a transfer of all or substantially all the assets or more than eighty percent of the then outstanding shares of the Corporation to another corporation or other entity, this Plan and all options granted hereunder shall terminate. In the event of such dissolution, liquidation, reorganization, merger, consolidation, transfer of assets or transfer of stock, each optionee shall be entitled, for a period of twenty days prior to the effective date of such transaction, to purchase the full number of shares under his or her option which he or she is otherwise would have been entitled to purchase during the remaining term of such option.

     Adjustments under this Article IV shall be made by the Plan Administrator, whose determination shall be final. In the event of any adjustment in the number of Shares covered by any option, any fractional Shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full Shares resulting from such adjustment.

                       ARTICLE VII  EXPENSES OF THE PLAN

     All costs and expenses of the adoption and administration of the Plan shall be borne by the Corporation; none of such expenses shall be charged to any optionee.

             ARTICLE VIII  EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall be effective on May 5, 1993. The Plan shall continue in effect until it is terminated by action of the Board or the Corporation's stockholders, but such termination shall not affect the then-outstanding terms of any options.

               ARTICLE IX  TERMINATION AND AMENDMENT OF THE PLAN

     The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that if required to qualify the Plan under Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, no amendment may be made more than once every six (6) months that would change the amount, price, timing or vesting of the options, other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the rules and regulations promulgated thereunder; and provided, further, that if required to qualify the Plan under Rule 16b-3, no amendment that would

           (a) materially increase the number of Shares that may be issued under the Plan,

           (b) materially modify the requirements as to eligibility for participation in the Plan, or

           (c) otherwise materially increase the benefits accruing to participants under the Plan shall be made without the approval of the Corporation's stockholders.

                    ARTICLE X  COMPLIANCE WITH RULE 16b-3

     It is the intention of the Corporation that the Plan comply in all respects with Rule 16b-3 promulgated under Section 16(b) of the Exchange Act and that Plan participants remain disinterested persons ("disinterested persons") for purposes of administering other employee benefit plans of the Corporation and having such other plans be exempt from Section 16 (b) of the Exchange Act. Therefore, if any Plan provision is later found not to be in compliance with Rule 16b-3 or if any Plan provision would disqualify Plan participants from remaining disinterested persons, that provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.